UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2021

On the following pages, you will find the 2021 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Bernstein Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities have rebounded strongly from last year’s market bottom, up 55% over the past year and 21% over the past six months. Continued optimism and promising data from the rollout of COVID-19 vaccines, along with ongoing economic support from governments, have propelled stocks to new highs. In the US, coronavirus cases fell by around 80% over the past three months as the holiday spread faded and over 100 million people received at least one dose of the vaccine.

For the past several years, market performance has been concentrated in high growth momentum stocks around the world, especially in the US. That pattern reversed in the final quarter of 2020 and has persisted in 2021, with a notable rebound in cyclical sectors, in particular in the small-cap space.

Fixed income has been more challenged than equities, rebounding in the early stages of the recovery as all assets recovered, but facing headwinds as investors’ risk appetite returned, and capital was reallocated to equities. In addition, in the first quarter of 2021, US interest rates rose significantly with the 10-year Treasury yield moving from 1% to over 1.7%. Price pressure on bonds was notable, but yields have readjusted meaningfully, and our portfolio teams are taking advantage of those with purchases of new issues.

The markets are now focused on the pace of the recovery, with estimates of global GDP and corporate earnings continuing to rise. We have increased our own estimates for global economic growth meaningfully. We continue to monitor how a recovery in global demand, likely led by the US given its substantial fiscal stimulus and reopening progress, will intersect with supply chains that are still coming back online. In addition, we’ll be watching the recovery in labor markets, which will be necessary to keep demand strong. Inflation expectations have rebounded to more normal levels and we’ll continue to track them and the potential path of interest rates.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The

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2021 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation,

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2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA, which includes both developed- and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA and may invest in issuers in countries outside of the MSCI ACWI ex USA. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

2021 Semi-Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

On January 31, 2020, the United Kingdom (the “UK”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect

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4	Bernstein Fund, Inc.

Disclosures and Risks (continued)

European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is developed and the UK determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolios’ investments and net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The UK may be less stable than it has been in recent years and investments in UK assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. Recently, the United States government acted to prohibit US persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

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Disclosures and Risks (continued)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

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Disclosures and Risks (continued)

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

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Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1,2]					12/29/2015
SCB Class Shares	43.44%	88.18%	12.25%	10.77%
Advisor Class Shares	43.67%	88.73%	12.55%	11.05%
Class Z Shares	43.74%	88.88%	12.57%	11.07%
Russell 2000 Index	48.05%	94.85%	16.35%	14.69%
Lipper Small-Cap Core Funds Average	49.24%	89.09%	12.95%	12.16%

International Small Cap Portfolio[3]					12/21/2015
SCB Class Shares	23.58%	63.09%	8.45%	8.34%
Advisor Class Shares	23.81%	63.51%	8.73%	8.58%
Class Z Shares	23.82%	63.52%	8.74%	8.59%
MSCI ACWI ex USA Small Cap (net)	25.12%	69.82%	10.40%	10.40%
Lipper International Small/Mid-Cap Growth Funds Average	19.26%	63.70%	11.09%	10.60%

International Strategic Equities Portfolio[4]					12/21/2015
SCB Class Shares	15.40%	41.41%	7.70%	7.49%
Advisor Class Shares	15.48%	41.70%	7.97%	7.73%
Class Z Shares	15.54%	41.74%	7.97%	7.75%
MSCI ACWI ex USA (net)	21.10%	49.41%	9.76%	9.48%
Lipper International Multi-Cap Growth Funds Average	16.64%	53.44%	11.10%	10.56%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended March 31, 2021, by 0.01% and 0.01%, respectively.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.14%, 0.89% and 0.87 for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.34%, 1.09% and 1.08% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

4	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 0.94%, 0.69% and 0.70% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note About Historical Performance on pages 4–7.

(Historical Performance continued on next page)

8	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through March 31, 2021.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note About Historical Performance on pages 4–7.

2021 Semi-Annual Report	9

Expense Example—March 31, 2021 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2020	ENDING ACCOUNT VALUE MARCH 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$1,434.40	$6.92	1.14%
Hypothetical**	$1,000	$1,019.25	$5.74	1.14%
Advisor Class
Actual	$1,000	$1,436.70	$5.41	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
Class Z
Actual	$1,000	$1,437.40	$5.29	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$1,235.80	$7.36	1.32%
Hypothetical**	$1,000	$1,018.35	$6.64	1.32%
Advisor Class
Actual	$1,000	$1,238.10	$5.97	1.07%
Hypothetical**	$1,000	$1,019.60	$5.39	1.07%
Class Z
Actual	$1,000	$1,238.20	$5.97	1.07%
Hypothetical**	$1,000	$1,019.60	$5.39	1.07%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$1,154.00	$5.10	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%
Advisor Class
Actual	$1,000	$1,154.80	$3.76	0.70%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%
Class Z
Actual	$1,000	$1,155.40	$3.82	0.71%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	Bernstein Fund, Inc.

Portfolio Summary—March 31, 2021 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Industrials	18.2%
Health Care	17.3
Financials	17.1
Consumer Discretionary	16.7
Information Technology	13.2
Materials	5.2
Real Estate	4.7
Energy	2.9
Consumer Staples	1.9
Utilities	1.8
Communication Services	1.0

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Industrials	18.2%
Consumer Discretionary	16.0
Information Technology	14.0
Financials	11.6
Materials	9.5
Communication Services	7.3
Real Estate	7.1
Consumer Staples	6.2
Health Care	6.0
Utilities	2.9
Energy	1.2

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	18.1%
Financials	17.1
Consumer Discretionary	15.0
Health Care	10.1
Communication Services	9.3
Consumer Staples	8.3
Industrials	7.4
Materials	7.1
Energy	4.0
Utilities	2.8
Real Estate	0.8

1	All data are as of March 31, 2021. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 4.5% in MSCI EM Index countries and 14.3% in MSCI EAFE Index countries.

3	“Other” represents 4.5% in MSCI EM Index countries and 7.5% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2021 Semi-Annual Report	11

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

March 31, 2021 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–99.3%

Industrials–18.1%
Aerospace & Defense–0.5%
AAR Corp.(a)	111,670	$4,651,055

Air Freight & Logistics–0.6%
Echo Global Logistics, Inc.(a)	87,012	2,733,047
Radiant Logistics, Inc.(a)	343,333	2,386,164

		5,119,211

Airlines–0.6%
SkyWest, Inc.(a)	92,424	5,035,260

Building Products–1.7%
Builders FirstSource, Inc.(a)	132,597	6,148,523
Masonite International Corp.(a)	26,920	3,102,261
Simpson Manufacturing Co., Inc.	30,835	3,198,514
UFP Industries, Inc.	39,357	2,984,835

		15,434,133

Commercial Services & Supplies–0.5%
Tetra Tech, Inc.	31,182	4,232,021

Construction & Engineering–2.8%
AECOM(a)	65,487	4,198,371
Comfort Systems USA, Inc.	68,544	5,125,035
EMCOR Group, Inc.	51,120	5,733,619
MasTec, Inc.(a)	65,664	6,152,717
Matrix Service Co.(a)	260,690	3,417,646

		24,627,388

Electrical Equipment–1.3%
Plug Power, Inc.(a)	161,880	5,801,779
Regal Beloit Corp.	30,150	4,301,802
Sunrun, Inc.(a)	29,730	1,798,071

		11,901,652

Machinery–3.5%
Barnes Group, Inc.	82,987	4,111,176
Kadant, Inc.	12,260	2,268,223
Meritor, Inc.(a)	139,313	4,098,588
Middleby Corp. (The)(a)	27,830	4,612,823
Oshkosh Corp.	35,920	4,262,267
Shey Group , Inc. (The)	80,150	2,981,580
Terex Corp.	102,520	4,723,096
Wabash National Corp.	231,491	4,352,031

		31,409,784

Professional Services–3.4%
ASGN, Inc.(a)	50,694	4,838,235
Barrett Business Services, Inc.	12,217	841,263
CACI International, Inc.–Class A(a)	6,426	1,585,037
Insperity, Inc.	49,491	4,144,376
KBR, Inc.	120,514	4,626,533
Company	Shares	U.S. $ Value
Kforce, Inc.	54,640	$2,928,704
Korn Ferry	60,510	3,774,009
ManTech International Corp./VA–Class A	19,560	1,700,742
Science Applications International Corp.	24,790	2,072,196
TriNet Group, Inc.(a)	50,230	3,915,931

		30,427,026

Road & Rail–1.2%
ArcBest Corp.	57,452	4,042,897
Saia, Inc.(a)	27,420	6,322,504

		10,365,401

Trading Companies & Distributors–2.0%
Applied Industrial Technologies, Inc.	58,817	5,362,346
Boise Cascade Co.	79,392	4,750,023
GMS, Inc.(a)	99,641	4,160,012
MRC Global, Inc.(a)	413,550	3,734,356

		18,006,737

		161,209,668

Health Care–17.2%
Biotechnology–8.4%
ACADIA Pharmaceuticals, Inc.(a)	22,839	589,246
Allakos, Inc.(a)	19,682	2,259,100
Allogene Therapeutics, Inc.(a)	67,631	2,387,374
Annexon, Inc.(a)	64,140	1,785,658
Arena Pharmaceuticals, Inc.(a)	37,988	2,635,987
Arrowhead Pharmaceuticals, Inc.(a)	52,022	3,449,579
Ascendis Pharma A/S (Sponsored ADR)(a)	6,697	863,109
Biohaven Pharmaceutical Holding Co., Ltd.(a)	33,561	2,293,894
Bioxcel Therapeutics, Inc.(a)	26,468	1,142,359
Blueprint Medicines Corp.(a)	31,665	3,078,788
ChemoCentryx, Inc.(a)	26,541	1,359,961
Coherus Biosciences, Inc.(a)	88,719	1,296,185
Deciphera Pharmaceuticals, Inc.(a)	44,215	1,982,601
Dicerna Pharmaceuticals, Inc.(a)	55,759	1,425,758
Eagle Pharmaceuticals, Inc./DE(a)	22,532	940,486
Emergent BioSolutions, Inc.(a)	27,391	2,544,898
Fate Therapeutics, Inc.(a)	26,970	2,223,677
Gossamer Bio, Inc.(a)	90,922	841,029
Halozyme Therapeutics, Inc.(a)	72,522	3,023,442
Heron Therapeutics, Inc.(a)	73,652	1,193,899
Insmed, Inc.(a)	55,311	1,883,893
Invitae Corp.(a)	36,000	1,375,560
Iovance Biotherapeutics, Inc.(a)	23,538	745,213
Karuna Therapeutics, Inc.(a)	16,964	2,039,582
Kodiak Sciences, Inc.(a)	9,890	1,121,427
Mirati Therapeutics, Inc.(a)	19,331	3,311,400
Natera, Inc.(a)	38,317	3,890,708
Novavax, Inc.(a)	24,250	4,396,767
PTC Therapeutics, Inc.(a)	43,491	2,059,299
Relay Therapeutics, Inc.(a)	40,160	1,388,331
TG Therapeutics, Inc.(a)	60,950	2,937,790
Turning Point Therapeutics, Inc.–Class I(a)	23,094	2,184,461
Twist Bioscience Corp.(a)	16,785	2,078,990
Ultragenyx Pharmaceutical, Inc.(a)	29,394	3,346,801

12	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Vir Biotechnology, Inc.(a)	43,427	$2,226,502
Y-mAbs Therapeutics, Inc.(a)	38,689	1,169,955
Zentalis Pharmaceuticals, Inc.(a)	34,370	1,491,314

		74,965,023

Health Care Equipment & Supplies–3.3%
CONMED Corp.	23,779	3,105,300
Globus Medical, Inc.–Class A(a)	35,646	2,198,289
Integer Holdings Corp.(a)	58,280	5,367,588
iRhythm Technologies, Inc.(a)	7,165	994,932
Meridian Bioscience, Inc.(a)	75,304	1,976,730
Mesa Laboratories, Inc.	7,340	1,787,290
Natus Medical, Inc.(a)	84,440	2,162,508
Nevro Corp.(a)	23,621	3,295,129
Orthofix Medical, Inc.(a)	80,440	3,487,074
Penumbra, Inc.(a)	8,096	2,190,616
STAAR Surgical Co.(a)	25,550	2,693,225

		29,258,681

Health Care Providers & Services–2.1%
Allovir, Inc.(a)	34,240	801,216
AMN Healthcare Services, Inc.(a)	73,285	5,401,105
Chemed Corp.	2,005	921,939
LHC Group, Inc.(a)	14,963	2,861,075
MEDNAX, Inc.(a)	157,040	3,999,809
Tenet Healthcare Corp.(a)	91,297	4,747,444

		18,732,588

Health Care Technology–1.2%
Computer Programs & Systems, Inc.	114,540	3,504,924
Health Catalyst, Inc.(a)	93,874	4,390,487
NextGen Healthcare, Inc.(a)	136,880	2,477,528

		10,372,939

Life Sciences Tools & Services–1.6%
ICON PLC(a)	10,695	2,100,177
Medpace Holdings, Inc.(a)	26,932	4,418,195
NeoGenomics, Inc.(a)	55,720	2,687,376
Repligen Corp.(a)	6,306	1,225,949
Syneos Health, Inc.(a)	48,546	3,682,214

		14,113,911

Pharmaceuticals–0.6%
Axsome Therapeutics, Inc.(a)	19,127	1,082,971
Corcept Therapeutics, Inc.(a)	69,464	1,652,548
Lyra Therapeutics, Inc.(a)	58,310	675,813
Osmotica Pharmaceuticals PLC(a)	185,640	605,186
Revance Therapeutics, Inc.(a)	61,247	1,711,854

		5,728,372

		153,171,514

Financials–17.0%
Banks–8.7%
1st Source Corp.	50,437	2,399,792
Associated Banc-Corp.	209,250	4,465,395
Bancorp, Inc. (The)(a)	213,788	4,429,687
Company	Shares	U.S. $ Value
Bank of NT Butterfield & Son Ltd. (The)	72,910	$2,786,620
Cathay General Bancorp	68,550	2,795,469
Civista Bancshares, Inc.	141,839	3,253,787
Community Trust Bancorp, Inc.	43,890	1,932,477
First Citizens BancShares, Inc./NC–Class A	5,203	4,348,511
First Horizon Corp.	233,584	3,949,905
Great Southern Bancorp, Inc.	44,229	2,506,457
Hilltop Holdings, Inc.	145,826	4,977,041
Home BancShares, Inc./AR	216,000	5,842,800
International Bancshares Corp.	79,390	3,685,284
Northeast Bank	91,941	2,426,323
Republic Bancorp, Inc./KY–Class A	52,740	2,335,855
Sterling Bancorp/DE	180,686	4,159,392
Synovus Financial Corp.	96,722	4,425,032
Texas Capital Bancshares, Inc.(a)	56,630	4,016,200
Webster Financial Corp.	74,851	4,125,039
Western Alliance Bancorp	46,350	4,377,294
Wintrust Financial Corp.	55,250	4,187,950

		77,426,310

Capital Markets–1.8%
Cowen, Inc.–Class A	116,851	4,107,312
Evercore, Inc.–Class A	27,032	3,561,196
Houlihan Lokey, Inc.	40,796	2,713,342
Moelis & Co.	94,750	5,199,880

		15,581,730

Consumer Finance–1.3%
Navient Corp.	308,567	4,415,594
Nelnet, Inc.–Class A	39,533	2,875,630
OneMain Holdings, Inc.	80,824	4,341,865

		11,633,089

Insurance–2.0%
Assured Guaranty Ltd.	101,680	4,299,030
Goosehead Insurance, Inc.–Class A	22,281	2,388,078
Hanover Insurance Group, Inc. (The)	33,200	4,298,072
Inari Medical, Inc.(a)	21,667	2,318,369
Primerica, Inc.	28,750	4,249,825

		17,553,374

Mortgage Real Estate Investment Trusts (REITs)–0.4%
Ellington Financial, Inc.	117,851	1,886,795
PennyMac Mortgage Investment Trust	99,930	1,958,628

		3,845,423

Thrifts & Mortgage Finance–2.8%
BankUnited, Inc.	121,229	5,328,015
Essent Group Ltd.	89,667	4,258,286
Flagstar Bancorp, Inc.	70,516	3,180,272
MGIC Investment Corp.	322,120	4,461,362
Mr Cooper Group, Inc.(a)	145,240	5,048,542
PennyMac Financial Services, Inc.	44,798	2,995,642

		25,272,119

		151,312,045

2021 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary–16.5%
Auto Components–2.0%
Dana, Inc.	144,590	$3,517,875
Fox Factory Holding Corp.(a)	30,260	3,844,835
Goodyear Tire & Rubber Co. (The)(a)	237,310	4,169,537
LCI Industries	26,420	3,494,837
Patrick Industries, Inc.	28,562	2,427,770

		17,454,854

Automobiles–0.7%
Thor Industries, Inc.	21,957	2,958,486
Winnebago Industries, Inc.	46,756	3,586,653

		6,545,139

Diversified Consumer Services–0.8%
Hillenbrand, Inc.	113,002	5,391,326
Perdoceo Education Corp.(a)	138,342	1,654,570

		7,045,896

Hotels, Restaurants & Leisure–4.6%
Churchill Downs, Inc.	28,730	6,533,776
Dave & Buster’s Entertainment, Inc.(a)	98,220	4,704,738
Hilton Grand Vacations, Inc.(a)	143,710	5,387,688
Marriott Vacations Worldwide Corp.(a)	38,756	6,750,520
Penn National Gaming, Inc.(a)	55,720	5,841,685
Planet Fitness, Inc.(a)	26,433	2,043,271
Texas Roadhouse, Inc.–Class A(a)	44,280	4,248,223
Travel & Leisure Co.	72,661	4,443,947
Wingstop, Inc.	10,688	1,359,193

		41,313,041

Household Durables–2.4%
KB Home	121,570	5,656,652
Lovesac Co. (The)(a)	49,573	2,805,832
Meritage Homes Corp.(a)	40,320	3,706,215
Taylor Morrison Home Corp.–Class A(a)	182,751	5,630,558
TopBuild Corp.(a)	17,256	3,613,924

		21,413,181

Leisure Products–0.4%
Malibu Boats, Inc.(a)	27,208	2,167,933
MasterCraft Boat Holdings, Inc.(a)	48,685	1,294,534

		3,462,467

Specialty Retail–3.7%
Citi Trends, Inc.(a)	35,340	2,960,785
Floor & Decor Holdings, Inc.–Class A(a)	18,542	1,770,390
Foot Locker, Inc.	73,764	4,149,225
Genesco, Inc.(a)	78,301	3,719,298
Lithia Motors, Inc.–Class A	16,918	6,599,543
RH(a)	5,560	3,317,096
Sally Beauty Holdings, Inc.(a)	174,460	3,511,880
Sleep Number Corp.(a)	26,503	3,802,915
Zumiez, Inc.(a)	85,698	3,676,444

		33,507,576

Textiles, Apparel & Luxury Goods–1.9%
Carter’s, Inc.(a)	14,563	1,295,087
Company	Shares	U.S. $ Value
Crocs, Inc.(a)	48,762	$3,922,903
Deckers Outdoor Corp.(a)	21,280	7,031,338
Oxford Industries, Inc.	54,035	4,723,740

		16,973,068

		147,715,222

Information Technology–13.1%
Electronic Equipment, Instruments & Components–3.7%
Allegro MicroSystems, Inc.(a)	104,210	2,641,723
Avnet, Inc.	115,830	4,808,103
Fabrinet(a)	24,738	2,236,068
Insight Enterprises, Inc.(a)	52,780	5,036,268
Jabil, Inc.	77,999	4,068,428
OSI Systems, Inc.(a)	30,452	2,926,437
PC Connection, Inc.	64,904	3,010,897
Sanmina Corp.(a)	84,596	3,500,582
Shoals Technologies Group, Inc.(a)	79,200	2,754,576
SYNNEX Corp.	15,933	1,829,746

		32,812,828

IT Services–2.6%
Concentrix Corp.(a)	15,933	2,385,489
EVERTEC, Inc.	81,834	3,045,861
MAXIMUS, Inc.	31,531	2,807,520
Perficient, Inc.(a)	53,176	3,122,495
Perspecta, Inc.	97,896	2,843,879
TTEC Holdings, Inc.	49,350	4,957,208
WNS Holdings Ltd. (ADR)(a)	53,182	3,852,504

		23,014,956

Semiconductors & Semiconductor Equipment–3.5%
Cirrus Logic, Inc.(a)	36,973	3,134,941
Kulicke & Soffa Industries, Inc.	93,793	4,606,174
Lattice Semiconductor Corp.(a)	101,868	4,586,097
MACOM Technology Solutions Holdings, Inc.(a)	51,540	2,990,351
MKS Instruments, Inc.	17,662	3,274,888
Semtech Corp.(a)	78,660	5,427,540
Silicon Laboratories, Inc.(a)	12,141	1,712,731
Synaptics, Inc.(a)	44,489	6,024,700

		31,757,422

Software–2.9%
8x8, Inc.(a)	42,750	1,386,810
Appian Corp.(a)	4,970	660,762
CommVault Systems, Inc.(a)	49,518	3,193,911
Digital Turbine, Inc.(a)	19,790	1,590,324
Everbridge, Inc.(a)	10,880	1,318,438
J2 Global, Inc.(a)	47,519	5,695,627
Manhattan Associates, Inc.(a)	30,995	3,638,193
Nuance Communications, Inc.(a)	26,757	1,167,676
Progress Software Corp.	50,541	2,226,836
Rapid7, Inc.(a)	32,760	2,444,224
SPS Commerce, Inc.(a)	24,800	2,462,888

		25,785,689

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals–0.4%
NCR Corp.(a)	104,859	$3,979,399

		117,350,294

Materials–5.2%
Chemicals–2.4%
AdvanSix, Inc.(a)	159,540	4,278,863
Element Solutions, Inc.	139,240	2,546,700
Huntsman Corp.	122,285	3,525,476
Innospec, Inc.	38,730	3,977,184
Orion Engineered Carbons SA	227,810	4,492,413
Stepan Co.	24,120	3,065,893

		21,886,529

Metals & Mining–2.4%
B2Gold Corp.	436,440	1,881,056
Carpenter Technology Corp.	86,140	3,544,661
Commercial Metals Co.	137,362	4,236,244
Reliance Steel & Aluminum Co.	27,712	4,220,261
Schnitzer Steel Industries, Inc.–Class A	101,620	4,246,700
Warrior Met Coal, Inc.	169,351	2,900,983

		21,029,905

Paper & Forest Products–0.4%
Louisiana-Pacific Corp.	58,635	3,251,897

		46,168,331

Real Estate–4.6%
Equity Real Estate Investment Trusts (REITs)–3.8%
Alexander & Baldwin, Inc.	171,509	2,879,636
CareTrust REIT, Inc.	97,747	2,276,039
Cousins Properties, Inc.	48,306	1,707,617
First Industrial Realty Trust, Inc.	36,096	1,652,836
Healthcare Realty Trust, Inc.	81,800	2,480,176
Industrial Logistics Properties Trust	96,380	2,229,269
NexPoint Residential Trust, Inc.	60,290	2,778,766
Physicians Realty Trust	108,542	1,917,937
RLJ Lodging Trust	293,659	4,545,841
Sabra Health Care REIT, Inc.	155,430	2,698,265
Service Properties Trust	350,350	4,155,151
STAG Industrial, Inc.	91,124	3,062,678
Terreno Realty Corp.	35,224	2,034,891

		34,419,102

Real Estate Management & Development–0.8%
RE/MAX Holdings, Inc.–Class A	95,093	3,745,713
Realogy Holdings Corp.(a)	205,091	3,103,027

		6,848,740

		41,267,842

Energy–2.9%
Energy Equipment & Services–1.3%
Cactus, Inc.–Class A	125,160	3,832,399
Helix Energy Solutions Group, Inc.(a)	787,560	3,977,178
Company	Shares	U.S. $ Value
Oil States International, Inc.(a)	271,670	$1,638,170
Patterson-UTI Energy, Inc.	266,830	1,902,498

		11,350,245

Oil, Gas & Consumable Fuels–1.6%
Cimarex Energy Co.	59,300	3,521,827
HollyFrontier Corp.	88,212	3,156,225
Matador Resources Co.	173,150	4,060,367
Renewable Energy Group, Inc.(a)	51,593	3,407,202
Teekay Tankers Ltd.–Class A(a)	46,815	650,729

		14,796,350

		26,146,595

Consumer Staples–1.9%
Food & Staples Retailing–0.3%
Village Super Market, Inc.–Class A	104,068	2,452,883

Food Products–1.3%
Calavo Growers, Inc.	35,075	2,723,223
Freshpet, Inc.(a)	25,467	4,044,414
Hain Celestial Group, Inc. (The)(a)	81,745	3,564,082
John B Sanfilippo & Son, Inc.	16,745	1,513,246

		11,844,965

Personal Products–0.3%
USANA Health Sciences, Inc.(a)	27,150	2,649,840

		16,947,688

Utilities–1.8%
Electric Utilities–0.7%
ALLETE, Inc.	48,780	3,277,528
Otter Tail Corp.	69,540	3,210,662

		6,488,190

Gas Utilities–0.2%
Chesapeake Utilities Corp.	15,110	1,753,969

Independent Power and Renewable Electricity Producers–0.5%
Ormat Technologies, Inc.	23,711	1,862,025
Vistra Corp.	130,376	2,305,047

		4,167,072

Multi-Utilities–0.2%
NorthWestern Corp.	26,285	1,713,782

Water Utilities–0.2%
Consolidated Water Co., Ltd.	125,817	1,692,239

		15,815,252

Communication Services–1.0%
Diversified Telecommunication Services–0.3%
Vonage Holdings Corp.(a)	259,400	3,066,108

Entertainment–0.2%
IMAX Corp.(a)	104,340	2,097,234

2021 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Media–0.5%
Nexstar Media Group, Inc.–Class A	29,508	$4,143,808

		9,307,150

Total Common Stocks (cost $594,924,447)		886,411,601

SHORT-TERM INVESTMENTS–0.0%
Investment Companies–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(b)(c)(d) (cost $230,305)	230,305	230,305

Total Investments—99.3% (cost $595,154,752)		886,641,906

Other assets less liabilities—0.7%		6,457,568

Net Assets—100.0%		$893,099,474

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Futures	238	June 2021	$26,447,750	$(713,814)

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

16	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

March 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

Industrials–17.8%
Aerospace & Defense–1.4%
Meggitt PLC(a)	1,192,274	$7,839,989
Saab AB–Class B(a)	477,715	13,087,394

		20,927,383

Air Freight & Logistics–0.2%
Oesterreichische Post AG	65,928	2,884,937

Airlines–0.5%
Controladora Vuela Cia de Aviacion SAB de CV–Class A(a)	2,000,941	2,850,725
easyJet PLC(a)	285,150	3,845,313

		6,696,038

Building Products–0.4%
Schweiter Technologies AG	1,855	3,063,362
Uponor Oyj	141,629	3,143,535

		6,206,897

Commercial Services & Supplies–1.8%
Biffa PLC(a)(b)	2,058,628	7,549,141
Cewe Stiftung & Co. KGAA	22,649	3,197,882
Downer EDI Ltd.	2,221,969	8,695,718
Intrum AB	106,600	3,423,153
Transcontinental, Inc.–Class A	167,620	2,950,390

		25,816,284

Construction & Engineering–1.8%
Balfour Beatty PLC(a)	2,384,557	9,703,397
Budimex SA	37,730	2,921,476
Burkhalter Holding AG	30,944	2,390,004
Daiho Corp.	71,700	2,508,130
Morgan Sindall Group PLC	145,297	3,536,359
Per Aarsleff Holding A/S–Class B	61,855	2,686,266
Yurtec Corp.	378,900	2,790,033

		26,535,665

Electrical Equipment–2.2%
Fuji Electric Co., Ltd.	265,700	11,117,104
Huber & Suhner AG	35,290	2,734,513
Nexans SA(a)	118,339	10,471,019
TKH Group NV	161,874	7,749,792

		32,072,428

Industrial Conglomerates–1.1%
Lifco AB–Class B	37,710	3,503,669
Nolato AB(a)	33,810	3,010,804
Rheinmetall AG	90,710	9,200,109

		15,714,582

Company	Shares	U.S. $ Value
Machinery–3.8%
ATS Automation Tooling Systems, Inc.(a)	520,078	$10,954,456
Cargotec Oyj	77,170	4,175,987
Deutz AG(a)	987,053	7,380,992
Duerr AG	301,128	12,537,781
FLSmidth & Co. A/S	179,505	6,876,930
Judges Scientific PLC	35,970	3,134,508
Jungheinrich AG (Preference Shares)	66,030	3,178,004
Kardex Holding AG	13,943	2,850,001
Valmet Oyj	120,940	4,403,510

		55,492,169

Professional Services–1.6%
NICE Information Service Co., Ltd.	112,524	2,527,233
Renrui Human Resources Technology Holdings Ltd.(a)	1,026,300	3,547,233
Teleperformance	21,646	7,892,033
UT Group Co., Ltd.(a)	272,800	9,003,078

		22,969,577

Road & Rail–0.8%
Mullen Group Ltd.	325,460	3,154,375
Sankyu, Inc.	199,200	8,764,646

		11,919,021

Trading Companies & Distributors–2.2%
AerCap Holdings NV(a)	209,837	12,325,826
Daiichi Jitsugyo Co., Ltd.	62,700	2,371,430
Howden Joinery Group PLC(a)	170,070	1,718,492
Inaba Denki Sangyo Co., Ltd.	104,000	2,513,454
Indutrade AB(a)	179,580	4,146,525
Russel Metals, Inc.	173,457	3,449,264
Sojitz Corp.	1,093,700	3,090,235
Yuasa Trading Co., Ltd.	79,200	2,238,386

		31,853,612

		259,088,593

Consumer Discretionary–15.6%
Auto Components–1.6%
ARB Corp. Ltd.	130,480	3,430,268
Faurecia SE(a)	169,627	9,026,082
Tianneng Power International Ltd.	1,262,000	2,390,949
Toyo Tire Corp.	509,394	9,048,406

		23,895,705

Automobiles–0.8%
Piaggio & C SpA	2,067,572	7,846,141
Trigano SA	18,010	3,366,240

		11,212,381

Diversified Consumer Services–1.2%
Benesse Holdings, Inc.	512,100	10,787,521
Fu Shou Yuan International Group Ltd.	5,344,000	5,495,023
YDUQS Participacoes SA	364,800	1,731,109

		18,013,653

2021 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Hotels, Restaurants & Leisure–4.4%
Betsson AB(a)	166,040	$1,540,305
Domino’s Pizza Enterprises Ltd.	41,003	3,009,485
Entain PLC(a)	813,996	17,022,850
Jollibee Foods Corp.	2,021,510	7,376,276
Jumbo Interactive Ltd.	236,870	2,289,400
LeoVegas AB(b)	363,610	2,132,137
Melco International Development Ltd.	4,196,000	8,565,321
Round One Corp.	246,100	2,772,330
Sushiro Global Holdings Ltd.	398,080	17,649,351
Tongcheng-Elong Holdings Ltd.(a)(b)	704,400	1,594,268

		63,951,723

Household Durables–1.0%
Haseko Corp.	107,500	1,503,611
Kaufman & Broad SA	66,930	2,890,583
Maytronics Ltd.	93,510	1,700,851
Redrow PLC	960,293	8,314,076

		14,409,121

Internet & Direct Marketing Retail–1.0%
Dustin Group AB(b)	392,070	4,003,206
HelloFresh SE(a)	49,830	3,712,727
Moneysupermarket.com Group PLC	597,764	2,197,694
zooplus AG(a)	14,920	4,260,443

		14,174,070

Leisure Products–0.9%
BRP, Inc.	113,381	9,831,406
Games Workshop Group PLC	20,996	2,884,612
Nordic Entertainment Group AB–Class B(a)	25,840	1,149,057

		13,865,075

Multiline Retail–0.6%
B&M European Value Retail SA	216,620	1,576,029
Europris ASA(b)	519,394	3,112,147
Harvey Norman Holdings Ltd.	877,420	3,834,803

		8,522,979

Specialty Retail–1.4%
Clas Ohlson AB–Class B(a)	208,075	2,229,894
EDION Corp.	241,700	2,709,607
Geo Holdings Corp.	163,100	1,753,686
Hornbach Baumarkt AG	21,330	896,741
Hornbach Holding AG & Co. KGaA	31,030	3,030,434
Kohnan Shoji Co., Ltd.	78,000	2,247,625
Mobilezone Holding AG	135,624	1,770,322
Super Retail Group Ltd.	375,540	3,373,933
T-Gaia Corp.	160,800	2,790,627

		20,802,869

Textiles, Apparel & Luxury Goods–2.7%
Asics Corp.	628,700	10,053,694
Chargeurs SA	134,340	3,640,074
China Lilang Ltd.	1,960,000	1,276,274
Handsome Co., Ltd.	79,746	2,871,245
HUGO BOSS AG	226,274	8,891,227
JNBY Design Ltd.(b)	1,244,500	2,225,151
Company	Shares	U.S. $ Value
Pandora A/S	91,401	$9,775,280

		38,732,945

		227,580,521

Information Technology–13.6%
Communications Equipment–0.7%
Sterlite Technologies Ltd.	2,979,221	7,941,474
VTech Holdings Ltd.	294,500	2,653,056

		10,594,530

Electronic Equipment, Instruments & Components–1.7%
Alps Alpine Co., Ltd.	254,600	3,376,621
Egis Technology, Inc.	338,000	2,057,089
Inficon Holding AG	3,472	3,650,100
Kaga Electronics Co., Ltd.	99,600	2,238,904
Simplo Technology Co., Ltd.	811,000	10,599,378
Test Research, Inc.	1,180,000	2,448,527

		24,370,619

IT Services–3.2%
Atea ASA(a)	217,305	3,692,787
Computacenter PLC	92,033	3,006,564
Data#3 Ltd.	705,842	2,796,432
NEC Networks & System Integration Corp.	657,600	11,601,062
Nihon Unisys Ltd.	375,339	11,607,849
NSD Co., Ltd.	61,100	1,019,410
Pushpay Holdings Ltd.(a)	2,053,200	2,988,435
Softcat PLC	81,653	2,040,835
TietoEVRY Oyj	268,879	8,331,748

		47,085,122

Semiconductors & Semiconductor Equipment–6.4%
ASM International NV	53,570	15,532,270
ASPEED Technology, Inc.	52,000	3,172,044
BE Semiconductor Industries NV	36,263	3,029,147
Dialog Semiconductor PLC(a)	54,405	4,101,865
Elan Microelectronics Corp.	618,000	4,263,243
King Yuan Electronics Co., Ltd.	4,972,000	7,220,238
Machvision, Inc.	88,722	888,206
Nanya Technology Corp.	3,867,000	12,591,862
Parade Technologies Ltd.	107,000	4,620,406
Pixart Imaging, Inc.	323,000	2,321,116
Realtek Semiconductor Corp.	624,000	10,893,246
SCREEN Holdings Co., Ltd.	224,000	19,831,721
Sino-American Silicon Products, Inc.	536,000	3,194,247
Sitronix Technology Corp.	295,000	2,494,977

		94,154,588

Software–1.3%
Avast PLC(b)	1,427,276	8,970,820
Computer Engineering & Consulting Ltd.	199,500	2,598,389
Enghouse Systems Ltd.	60,454	2,804,061
Fortnox AB	65,350	2,910,780
SimCorp A/S	10,530	1,303,786

		18,587,836

18	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals–0.3%
Aten International Co., Ltd.	695,000	$2,161,261
Gigabyte Technology Co., Ltd.	575,000	2,022,105

		4,183,366

		198,976,061

Financials–11.4%
Banks–4.6%
Bank BTPN Syariah Tbk PT	7,491,500	1,798,033
Bank of Ireland Group PLC(a)	2,459,555	12,145,942
Bank Pembangunan Daerah Jawa Timur Tbk PT	48,700,500	2,634,575
BAWAG Group AG(a)(b)	214,391	11,058,490
Canadian Western Bank	133,790	3,405,699
Close Brothers Group PLC	178,640	3,818,066
Hokuhoku Financial Group, Inc.	147,300	1,368,800
Miyazaki Bank Ltd. (The)	88,800	1,875,915
Norwegian Finans Holding ASA(a)	1,396,512	15,722,135
SpareBank 1 Nord Norge	358,434	3,419,044
SpareBank 1 SMN	282,022	3,546,203
TCS Group Holding PLC (GDR)(b)	99,910	5,794,780

		66,587,682

Capital Markets–3.2%
Ashmore Group PLC	410,834	2,215,674
IG Group Holdings PLC	941,538	11,691,526
Intermediate Capital Group PLC	545,490	13,849,624
Man Group PLC/Jersey	1,434,026	3,182,270
Pendal Group Ltd.	584,310	2,891,789
Pinnacle Investment Management Group Ltd.	551,991	3,886,005
Quilter PLC(b)	2,841,456	6,258,443
Warsaw Stock Exchange	232,201	2,689,813

		46,665,144

Consumer Finance–1.0%
Jaccs Co., Ltd.	159,000	3,265,954
Manappuram Finance Ltd.	2,026,194	4,149,480
Shriram Transport Finance Co., Ltd.	273,487	5,347,824
Sun Hung Kai & Co., Ltd.	4,423,000	2,253,004

		15,016,262

Diversified Financial Services–0.9%
Cerved Group SpA(a)	875,671	9,684,862
Hypoport SE(a)	5,073	2,690,561

		12,375,423

Insurance–1.7%
ASR Nederland NV	237,619	10,620,383
Beazley PLC(a)	1,739,387	8,430,819
Topdanmark AS	64,860	2,958,248
Vienna Insurance Group AG Wiener Versicherung Gruppe	119,640	3,100,671

		25,110,121

		165,754,632

Company	Shares	U.S. $ Value

Materials–9.3%
Chemicals–3.1%
China General Plastics Corp.	1,491,642	$1,951,022
Dongjin Semichem Co., Ltd.	82,850	2,404,954
Dongyue Group Ltd.	1,991,000	1,540,585
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,909,481	7,993,614
Hansol Chemical Co., Ltd.	6,315	1,351,806
Kemira Oyj	61,110	938,757
Nantex Industry Co., Ltd.	1,337,597	5,151,605
Rallis India Ltd.	564,391	1,958,228
Tosoh Corp.	531,100	10,171,861
Ube Industries Ltd.	137,300	2,929,307
Zeon Corp.	562,200	9,006,079

		45,397,818

Construction Materials–0.5%
Fletcher Building Ltd.	1,589,740	7,876,724

Containers & Packaging–0.7%
Cascades, Inc.	220,270	2,757,100
Orora Ltd.	3,367,829	7,799,023

		10,556,123

Metals & Mining–5.0%
APL Apollo Tubes Ltd.(a)	279,760	5,353,501
BlueScope Steel Ltd.	684,617	10,102,727
Central Asia Metals PLC	554,082	1,909,643
Labrador Iron Ore Royalty Corp.	122,494	3,609,416
Lundin Mining Corp.	1,191,519	12,259,362
Mineral Resources Ltd.	125,813	3,652,176
Mitsui Mining & Smelting Co., Ltd.	90,500	3,149,286
Northern Star Resources Ltd.	670,786	4,858,988
OZ Minerals Ltd.	882,669	15,395,874
Perenti Global Ltd.	2,519,334	1,953,603
Regis Resources Ltd.	2,453,655	5,429,444
Torex Gold Resources, Inc.(a)	103,240	1,303,747
Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference Shares)–Class A	1,131,000	3,436,010

		72,413,777

		136,244,442

Communication Services–7.1%
Entertainment–4.1%
Akatsuki, Inc.	173,400	7,035,846
Capcom Co., Ltd.	577,400	18,783,404
GungHo Online Entertainment, Inc.	456,700	9,047,978
International Games System Co., Ltd.	100,000	2,668,524
Soft-World International Corp.	502,000	2,095,620
Toei Animation Co., Ltd.	194,958	20,922,342

		60,553,714

Interactive Media & Services–1.1%
Addcn Technology Co., Ltd.	118,000	992,535
Dip Corp.	350,000	9,208,037
Mixi, Inc.	111,400	2,793,079

2021 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
New Work SE	9,080	$2,358,557

		15,352,208

Media–1.9%
Cogeco Communications, Inc.	123,311	11,578,498
Corus Entertainment, Inc.–Class B	616,350	2,805,381
IPSOS	80,830	3,049,543
ITV PLC(a)	2,648,400	4,384,201
Mediaset Espana Comunicacion SA(a)	403,433	2,396,281
Metropole Television SA(a)	120,200	2,566,991
Rightmove PLC(a)	177,620	1,425,336

		28,206,231

		104,112,153

Real Estate–6.9%
Equity Real Estate Investment Trusts (REITs)–2.0%
AEON REIT Investment Corp.	1,569	2,116,437
Charter Hall Retail REIT	2,996,306	8,774,809
H&R Real Estate Investment Trust	170,620	1,936,056
Heiwa Real Estate REIT, Inc.	1,599	2,248,204
Immobiliare Grande Distribuzione SIIQ SpA	388,706	1,615,636
Kenedix Residential Next Investment Corp.	1,128	2,203,355
Killam Apartment Real Estate Investment Trust	544,780	8,024,093
Precinct Properties New Zealand Ltd.	1,495,090	1,703,911

		28,622,501

Real Estate Management & Development–4.9%
BR Properties SA	878,000	1,341,494
CA Immobilien Anlagen AG	349,345	14,793,491
Dongwon Development Co., Ltd.	650,609	3,110,686
Farglory Land Development Co., Ltd.	3,555,000	7,121,250
Grand City Properties SA	414,063	10,371,344
IWG PLC(a)	1,984,102	9,315,285
KWG Living Group Holdings Ltd.(a)(b)	5,846,000	6,004,364
Midea Real Estate Holding Ltd.(b)	1,997,000	4,237,477
Real Matters, Inc.(a)	196,900	2,240,527
Selvaag Bolig ASA	487,805	3,598,732
Times China Holdings Ltd.	4,599,000	6,343,563
Watkin Jones PLC	1,271,471	3,733,568

		72,211,781

		100,834,282

Consumer Staples–6.1%
Beverages–0.8%
Royal Unibrew A/S	106,526	11,135,548

Food & Staples Retailing–0.5%
Arcs Co., Ltd.	101,200	2,190,138
Axfood AB	117,318	2,804,430
cocokara fine, Inc.	34,600	2,664,823

		7,659,391

Food Products–3.6%
Astral Foods Ltd.	219,408	2,182,595
Company	Shares	U.S. $ Value
Austevoll Seafood ASA	664,744	$8,069,678
Calbee, Inc.	7,300	186,086
Feed One Co., Ltd.	235,040	1,944,901
Hokuto Corp.	139,700	2,634,468
KRBL Ltd.	497,149	1,223,223
Nichirei Corp.	358,539	9,214,425
Orion Corp./Republic of Korea	89,877	10,424,470
Showa Sangyo Co., Ltd.	68,700	1,927,346
Uni-President China Holdings Ltd.	10,169,000	12,372,899
Viscofan SA	43,190	2,985,270

		53,165,361

Personal Products–1.0%
Cosmax, Inc.(a)	62,838	6,800,824
TCI Co., Ltd.	990,000	7,523,326

		14,324,150

Tobacco–0.2%
Scandinavian Tobacco Group A/S(b)	137,212	2,633,784

		88,918,234

Health Care–5.9%
Biotechnology–1.0%
BioGaia AB–Class B	42,547	1,996,434
Clinuvel Pharmaceuticals Ltd.	87,490	1,803,575
Hugel, Inc.(a)	67,549	10,683,863

		14,483,872

Health Care Equipment & Supplies–2.1%
ConvaTec Group PLC(b)	3,117,826	8,428,834
Getinge AB–Class B	438,532	12,179,275
LivaNova PLC(a)	141,046	10,399,321

		31,007,430

Health Care Providers & Services–1.2%
BML, Inc.	269,800	9,341,624
Dr. Lal PathLabs Ltd.(b)	98,128	3,628,505
Metropolis Healthcare Ltd.(b)	109,265	3,329,103
Vital KSK Holdings, Inc.	201,600	1,438,111

		17,737,343

Life Sciences Tools & Services–0.1%
Biotage AB(a)	75,750	1,335,266

Pharmaceuticals–1.5%
Chong Kun Dang Pharmaceutical Corp.	14,244	1,748,219
Dermapharm Holding SE	34,460	2,465,490
Faes Farma SA	490,925	2,104,212
Huons Co., Ltd.	33,706	1,674,577
Hypera SA	983,000	5,593,791
JB Chemicals & Pharmaceuticals Ltd.	143,774	2,483,528
Mega Lifesciences PCL	2,201,900	2,413,283
Samjin Pharmaceutical Co., Ltd.	58,851	1,266,169
Sanofi India Ltd.	11,205	1,209,111

		20,958,380

		85,522,291

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Utilities–2.9%
Electric Utilities–1.4%
Enerjisa Enerji AS(b)	1,753,410	$2,484,540
Fjordkraft Holding ASA(b)	1,234,622	10,074,009
Genesis Energy Ltd.	3,115,707	7,601,095

		20,159,644

Gas Utilities–0.3%
Aygaz AS	1,320,130	2,370,786
Shizuoka Gas Co., Ltd.	285,400	2,569,557

		4,940,343

Independent Power and Renewable Electricity Producers–1.0%
Capital Power Corp.	420,077	12,167,425
Malakoff Corp. Bhd	10,224,200	2,134,115

		14,301,540

Multi-Utilities–0.2%
Hera SpA	700,239	2,685,054

		42,086,581

Energy–1.2%
Energy Equipment & Services–0.1%
Pason Systems, Inc.	159,920	1,130,015

Company	Shares	U.S. $ Value
Oil, Gas & Consumable Fuels–1.1%
Beach Energy Ltd.	6,696,783	$8,756,654
Indo Tambangraya Megah Tbk PT	2,835,000	2,235,860
Itochu Enex Co., Ltd.	278,000	2,747,510
New Hope Corp., Ltd.	1,275,110	1,379,673
Whitehaven Coal Ltd.(a)	1,109,120	1,494,693

		16,614,390

		17,744,405

Total Common Stocks (cost $1,090,077,495)		1,426,862,195

SHORT-TERM INVESTMENTS–1.0%
Investment Companies–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $14,876,646)	14,876,646	14,876,646

Total Investments—98.8% (cost $1,104,954,141)		1,441,738,841

Other assets less liabilities—1.2%		16,783,408

Net Assets—100.0%		$1,458,522,249

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	7,668	GBP	5,588	04/09/2021	$35,474

Barclays Bank PLC	BRL	29,929	USD	5,253	04/05/2021	(64,071)

Barclays Bank PLC	USD	5,501	BRL	29,929	04/05/2021	(183,382)

Barclays Bank PLC	AUD	19,410	USD	14,777	06/04/2021	29,841

BNP Paribas SA	JPY	877,152	USD	8,054	05/20/2021	128,885

BNP Paribas SA	EUR	49,075	USD	58,703	05/27/2021	1,091,476

Citibank, NA	NOK	40,908	USD	4,779	04/15/2021	(3,912)

Citibank, NA	USD	14,359	KRW	15,772,006	04/22/2021	(371,964)

Citibank, NA	USD	3,995	TWD	110,749	04/27/2021	(94,395)

Deutsche Bank AG	USD	24,111	INR	1,792,993	04/15/2021	338,203

Deutsche Bank AG	USD	9,020	CHF	8,327	05/06/2021	(202,621)

Deutsche Bank AG	NZD	9,122	USD	6,594	05/27/2021	224,033

Goldman Sachs Bank USA	INR	426,612	USD	5,769	04/15/2021	(48,120)

Goldman Sachs Bank USA	NOK	31,261	USD	3,660	04/15/2021	5,133

HSBC Bank USA	USD	19,671	ILS	64,880	06/23/2021	(240,951)

JPMorgan Chase Bank, NA	USD	7,225	JPY	796,897	05/20/2021	(24,867)

Morgan Stanley Capital Services, Inc.	BRL	29,929	USD	5,169	04/05/2021	(148,623)

Morgan Stanley Capital Services, Inc.	USD	5,253	BRL	29,929	04/05/2021	64,071

Morgan Stanley Capital Services, Inc.	USD	4,198	GBP	2,968	04/09/2021	(106,308)

Morgan Stanley Capital Services, Inc.	NOK	23,658	USD	2,763	04/15/2021	(3,471)

Morgan Stanley Capital Services, Inc.	USD	11,912	SEK	100,931	04/15/2021	(354,653)

2021 Semi-Annual Report	21

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	4,601	KRW	5,003,524	04/22/2021	$(163,964)

Morgan Stanley Capital Services, Inc.	TWD	372,287	USD	13,513	04/27/2021	401,153

Morgan Stanley Capital Services, Inc.	USD	5,161	BRL	29,929	05/04/2021	146,808

Morgan Stanley Capital Services, Inc.	CHF	5,547	USD	5,953	05/06/2021	79,747

Morgan Stanley Capital Services, Inc.	JPY	1,349,488	USD	12,737	05/20/2021	544,254

Morgan Stanley Capital Services, Inc.	NZD	5,074	USD	3,678	05/27/2021	134,335

Natwest Markets PLC	USD	2,767	GBP	2,023	04/09/2021	21,751

Natwest Markets PLC	CAD	7,252	USD	5,738	04/22/2021	(32,692)

Natwest Markets PLC	USD	8,309	TWD	231,644	04/27/2021	(150,945)

Natwest Markets PLC	USD	15,895	SGD	21,313	05/21/2021	(54,693)

Societe Generale	NOK	144,756	USD	17,157	04/15/2021	232,830

Standard Chartered Bank	USD	9,012	ZAR	134,496	04/08/2021	97,579

Standard Chartered Bank	USD	2,653	GBP	1,899	04/09/2021	(35,166)

State Street Bank & Trust Co.	INR	260,135	USD	3,526	04/15/2021	(21,346)

State Street Bank & Trust Co.	EUR	2,968	USD	3,545	05/27/2021	60,282

UBS AG	USD	4,081	MXN	84,320	04/16/2021	39,846

						$1,369,557

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $93,519,199 or 6.4% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

22	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

March 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%

Information Technology–17.4%
Electronic Equipment, Instruments & Components–0.6%
Simplo Technology Co., Ltd.	4,074,000	$53,245,209

IT Services–1.9%
Adyen NV(a)(b)	18,820	41,995,025
Amadeus IT Group SA–Class A(b)	543,870	38,738,817
Infosys Ltd.	2,124,246	39,837,901
Otsuka Corp.	1,092,400	51,221,441

		171,793,184

Semiconductors & Semiconductor Equipment–7.6%
ASML Holding NV	157,002	96,331,595
MediaTek, Inc.	2,808,000	96,586,215
NXP Semiconductors NV	394,057	79,339,436
STMicroelectronics NV	1,387,900	53,025,196
Taiwan Semiconductor Manufacturing Co., Ltd.	7,642,000	160,934,355
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	530,830	62,786,573
United Microelectronics Corp.	63,061,000	113,109,987

		662,113,357

Software–5.7%
Avast PLC(a)	8,391,804	52,744,784
Check Point Software Technologies Ltd.(b)	449,260	50,303,642
Constellation Software, Inc./Canada	154,432	215,671,471
Nice Ltd.(b)	116,828	25,398,602
Open Text Corp.	965,530	46,036,888
Oracle Corp./Japan	722,200	70,700,025
SAP SE	341,773	41,920,717

		502,776,129

Technology Hardware, Storage & Peripherals–1.6%
Samsung Electronics Co., Ltd.	1,895,360	137,119,105

		1,527,046,984

Financials–16.5%
Banks–10.8%
Agricultural Bank of China Ltd.–Class H	133,511,000	53,519,482
Bank Hapoalim BM(b)	4,192,680	32,606,719
China Construction Bank Corp.–Class H	136,170,000	114,779,919
Erste Group Bank AG(b)	2,044,679	69,270,243
Hana Financial Group, Inc.	3,317,770	125,487,839
ICICI Bank Ltd.(b)	10,158,082	81,349,542
KB Financial Group, Inc.	1,014,930	50,023,425
KB Financial Group, Inc. (ADR)(b)	714,000	35,293,020
KBC Group NV(b)	1,279,260	93,080,777
Mediobanca Banca di Credito Finanziario SpA(b)	4,607,660	51,058,602
Company	Shares	U.S. $ Value
Mitsubishi UFJ Financial Group, Inc.	13,227,300	$70,730,209
OTP Bank Nyrt(b)	932,730	39,870,861
Sberbank of Russia PJSC (Sponsored ADR)	4,684,655	72,190,534
Westpac Banking Corp.	2,790,810	51,766,569

		941,027,741

Capital Markets–2.5%
Credit Suisse Group AG	6,228,957	65,898,358
Partners Group Holding AG	70,526	90,126,999
Singapore Exchange Ltd.	8,493,500	62,993,957

		219,019,314

Consumer Finance–0.0%
Isracard Ltd.	2	7

Diversified Financial Services–0.5%
ORIX Corp.	2,669,700	45,152,062

Insurance–2.7%
ASR Nederland NV	1,285,210	57,442,471
NN Group NV	2,056,640	100,325,830
Suncorp Group Ltd.	10,704,083	80,645,823

		238,414,124

		1,443,613,248

Consumer Discretionary–14.5%
Auto Components–0.9%
Faurecia SE(b)	733,393	39,024,832
Hyundai Mobis Co., Ltd.	166,010	43,061,620

		82,086,452

Automobiles–6.4%
Ford Otomotiv Sanayi AS	409,048	9,575,703
Honda Motor Co., Ltd.	1,604,100	48,356,417
Hyundai Motor Co.	312,270	60,520,190
Kia Motors Corp.	1,972,740	145,004,584
Stellantis NV	13,765,987	243,442,067
Suzuki Motor Corp.	1,212,400	55,223,977

		562,122,938

Diversified Consumer Services–1.2%
New Oriental Education & Technology Group, Inc.(b)	7,197,300	99,690,169

Hotels, Restaurants & Leisure–1.5%
Compass Group PLC(b)	2,131,370	43,061,676
Entain PLC(b)	2,627,140	54,940,577
OPAP SA	2,593,340	35,035,552

		133,037,805

Household Durables–0.7%
Persimmon PLC	1,519,520	61,549,078

Internet & Direct Marketing Retail–3.0%
Alibaba Group Holding Ltd.(b)	9,095,520	258,427,402

Multiline Retail–0.3%
B&M European Value Retail SA	3,616,914	26,315,030

2021 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Textiles, Apparel & Luxury Goods–0.5%
LVMH Moet Hennessy Louis Vuitton SE	67,980	$45,407,310

		1,268,636,184

Health Care–9.7%
Biotechnology–0.4%
Genmab A/S(b)	105,443	34,679,538

Health Care Equipment & Supplies–2.0%
Coloplast A/S–Class B	424,540	63,828,302
Getinge AB–Class B	2,408,590	66,893,360
Koninklijke Philips NV(b)	810,859	46,239,516

		176,961,178

Health Care Providers & Services–1.3%
Sonic Healthcare Ltd.	4,405,710	117,814,689

Life Sciences Tools & Services–0.7%
Sartorius Stedim Biotech	145,650	59,942,009

Pharmaceuticals–5.3%
Nippon Shinyaku Co., Ltd.	604,700	45,020,748
Novo Nordisk A/S–Class B	2,369,150	159,641,874
Roche Holding AG	788,162	255,319,651

		459,982,273

		849,379,687

Communication Services–9.0%
Diversified Telecommunication Services–2.1%
Nippon Telegraph & Telephone Corp.	7,135,100	184,099,284

Entertainment–2.3%
Konami Holdings Corp.	920,400	54,947,509
NCSoft Corp.	114,740	88,687,486
Nintendo Co., Ltd.	99,900	56,307,156

		199,942,151

Interactive Media & Services–4.1%
Auto Trader Group PLC(b)	11,257,350	86,073,906
Kakaku.com, Inc.	3,238,200	88,637,294
Tencent Holdings Ltd.	2,279,500	181,921,232

		356,632,432

Media–0.5%
Informa PLC(b)	5,719,350	44,160,034

		784,833,901

Consumer Staples–8.0%
Beverages–0.7%
Asahi Group Holdings Ltd.	1,472,200	62,319,301

Food & Staples Retailing–2.4%
Coles Group Ltd.	3,119,579	38,041,875
Koninklijke Ahold Delhaize NV	5,369,180	149,761,709
X5 Retail Group NV (GDR)(a)	805,720	25,976,413

		213,779,997

Company	Shares	U.S. $ Value
Food Products–3.2%
Nestle SA	2,083,375	$232,247,124
Salmar ASA	683,620	47,153,999

		279,401,123

Tobacco–1.7%
British American Tobacco PLC	917,598	34,878,303
Swedish Match AB	1,441,320	112,439,014

		147,317,317

		702,817,738

Industrials–7.1%
Aerospace & Defense–0.7%
Saab AB–Class B(b)	2,282,480	62,530,413

Electrical Equipment–1.7%
Fuji Electric Co., Ltd.	1,675,500	70,104,283
Nexans SA(b)	112,242	9,931,537
Schneider Electric SE	458,580	69,857,843

		149,893,663

Machinery–3.2%
Volvo AB–Class B(b)	3,308,150	83,778,966
Weichai Power Co., Ltd.–Class A	20,780,060	61,369,635
Weichai Power Co., Ltd.–Class H	5,719,000	14,356,842
Weir Group PLC (The)(b)	1,778,320	43,587,068
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class A	18,512,205	36,081,623
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class H	30,156,600	43,261,414

		282,435,548

Professional Services–1.5%
RELX PLC	1,903,400	47,754,576
RELX PLC (London)	849,650	21,309,885
Wolters Kluwer NV	686,640	59,637,989

		128,702,450

		623,562,074

Materials–6.9%
Chemicals–3.4%
Akzo Nobel NV	806,320	90,022,244
Chr Hansen Holding A/S(b)	371,183	33,716,268
Covestro AG(a)	679,010	45,684,345
Evonik Industries AG	1,348,200	47,705,971
Tosoh Corp.	4,006,300	76,730,418

		293,859,246

Containers & Packaging–0.5%
Huhtamaki Oyj	920,960	41,673,871

Metals & Mining–3.0%
Anglo American PLC	1,264,940	49,544,909
Boliden AB	620,780	23,032,989
Evolution Mining Ltd.	10,282,580	32,034,513
Northern Star Resources Ltd.	3,592,260	26,021,336

24	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
South32 Ltd.	22,290,060	$47,837,735
Sumitomo Metal Mining Co., Ltd.	953,500	41,320,137
Vale SA (Sponsored ADR)–Class B	2,646,270	45,992,173

		265,783,792

		601,316,909

Energy–3.9%
Oil, Gas & Consumable Fuels–3.9%
ENEOS Holdings, Inc.	27,342,000	124,047,086
LUKOIL PJSC (Sponsored ADR)	472,330	38,159,541
Royal Dutch Shell PLC–Class B	6,538,220	120,351,925
Woodside Petroleum Ltd.	3,027,260	55,331,927

		337,890,479

Utilities–2.7%
Electric Utilities–2.3%
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	6,595,800	29,682,360
EDP–Energias de Portugal SA	11,007,157	62,869,255
Enel SpA	5,986,920	59,553,991
Equatorial Energia SA	10,845,800	47,786,919

		199,892,525

Company	Shares	U.S. $ Value
Gas Utilities–0.4%
APA Group	5,269,400	$40,234,713

		240,127,238

Real Estate–0.8%
Equity Real Estate Investment Trusts (REITs)–0.4%
Nippon Building Fund, Inc.	5,262	31,007,825

Real Estate Management & Development–0.4%
Aroundtown SA	5,262,610	37,479,547

		68,487,372

Total Common Stocks (cost $6,981,492,883)		8,447,711,814

SHORT-TERM INVESTMENTS–1.9%
Investment Companies–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $169,231,317)	169,231,317	169,231,317

Total Investments—98.4% (cost $7,150,724,200)		8,616,943,131

Other assets less liabilities—1.6%		137,023,816

Net Assets—100.0%		$8,753,966,947

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	89,119	ZAR	1,343,990	04/08/2021	$1,909,379

Bank of America, NA	CAD	24,851	USD	19,583	04/22/2021	(192,537)

Bank of America, NA	USD	100,536	KRW	113,816,671	04/22/2021	396,368

Bank of America, NA	TWD	1,935,872	USD	69,955	04/27/2021	1,773,002

Bank of America, NA	USD	12,621	TWD	350,219	04/27/2021	(285,755)

Barclays Bank PLC	BRL	67,754	USD	11,892	04/05/2021	(145,045)

Barclays Bank PLC	USD	12,452	BRL	67,754	04/05/2021	(415,146)

Barclays Bank PLC	USD	12,237	GBP	8,903	04/09/2021	36,936

Barclays Bank PLC	INR	1,398,285	USD	18,950	04/15/2021	(117,231)

Barclays Bank PLC	TWD	671,496	USD	24,375	04/27/2021	725,331

BNP Paribas SA	USD	17,878	GBP	12,958	04/09/2021	(13,900)

BNP Paribas SA	USD	14,577	NOK	126,013	04/15/2021	156,432

BNP Paribas SA	KRW	25,237,287	USD	22,579	04/22/2021	199,021

BNP Paribas SA	USD	13,143	JPY	1,427,473	05/20/2021	(244,998)

BNP Paribas SA	EUR	27,816	USD	33,330	05/27/2021	675,664

BNP Paribas SA	USD	25,932	ILS	85,750	06/23/2021	(251,027)

Citibank, NA	USD	26,809	GBP	19,565	04/09/2021	163,126

Citibank, NA	SEK	63,144	USD	7,427	04/15/2021	196,554

Citibank, NA	CNY	125,833	USD	19,241	04/22/2021	91,652

Citibank, NA	KRW	231,132,025	USD	212,048	04/22/2021	7,080,611

2021 Semi-Annual Report	25

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	USD	198,436	INR	14,756,680	04/15/2021	$2,783,479

Goldman Sachs Bank USA	GBP	16,975	USD	23,652	04/09/2021	249,719

Goldman Sachs Bank USA	INR	3,242,210	USD	44,390	04/15/2021	179,349

Goldman Sachs Bank USA	SEK	345,268	USD	40,103	04/15/2021	565,284

Goldman Sachs Bank USA	KRW	59,331,921	USD	53,997	04/22/2021	1,381,884

Goldman Sachs Bank USA	TWD	902,063	USD	32,102	04/27/2021	331,134

Goldman Sachs Bank USA	USD	22,426	TWD	639,520	04/27/2021	98,039

HSBC Bank USA	USD	12,968	ZAR	191,800	04/08/2021	22,638

HSBC Bank USA	GBP	15,512	USD	21,099	04/09/2021	(286,003)

HSBC Bank USA	USD	2,601	GBP	1,895	04/09/2021	10,899

HSBC Bank USA	USD	23,569	GBP	16,975	04/09/2021	(167,461)

HSBC Bank USA	INR	1,508,517	USD	20,516	04/15/2021	(54,186)

HSBC Bank USA	NOK	126,013	USD	14,808	04/15/2021	75,196

HSBC Bank USA	SEK	181,542	USD	21,326	04/15/2021	537,374

HSBC Bank USA	USD	26,608	IDR	372,589,983	04/15/2021	(1,063,664)

HSBC Bank USA	USD	17,851	INR	1,324,554	04/15/2021	210,236

HSBC Bank USA	USD	15,001	SEK	124,082	04/15/2021	(791,694)

HSBC Bank USA	CAD	26,384	USD	20,939	04/22/2021	(56,863)

HSBC Bank USA	CNY	143,977	USD	22,293	04/22/2021	383,015

HSBC Bank USA	KRW	58,402,291	USD	52,130	04/22/2021	339,514

HSBC Bank USA	KRW	21,260,692	USD	18,628	04/22/2021	(225,425)

HSBC Bank USA	USD	332,447	CAD	422,414	04/22/2021	3,699,085

HSBC Bank USA	USD	75,183	KRW	83,728,887	04/22/2021	(932,496)

HSBC Bank USA	USD	26,055	TWD	723,025	04/27/2021	(589,940)

HSBC Bank USA	USD	45,017	JPY	4,908,202	05/20/2021	(669,383)

HSBC Bank USA	EUR	47,245	USD	56,193	05/27/2021	730,567

HSBC Bank USA	USD	8,263	EUR	6,919	05/27/2021	(140,159)

HSBC Bank USA	AUD	138,142	USD	105,069	06/04/2021	114,670

HSBC Bank USA	ILS	350,837	USD	106,372	06/23/2021	1,302,937

JPMorgan Chase Bank, NA	USD	13,913	GBP	10,163	04/09/2021	97,484

JPMorgan Chase Bank, NA	SEK	300,475	USD	34,754	04/15/2021	345,877

JPMorgan Chase Bank, NA	USD	23,769	SEK	199,070	04/15/2021	(973,312)

JPMorgan Chase Bank, NA	CNY	589,776	USD	90,374	04/22/2021	622,094

JPMorgan Chase Bank, NA	USD	17,400	CNY	114,313	04/22/2021	(3,520)

JPMorgan Chase Bank, NA	USD	16,624	CHF	14,780	05/06/2021	(972,999)

Morgan Stanley Capital Services, Inc.	BRL	67,754	USD	11,701	04/05/2021	(336,455)

Morgan Stanley Capital Services, Inc.	USD	11,892	BRL	67,754	04/05/2021	145,045

Morgan Stanley Capital Services, Inc.	USD	49,389	GBP	36,008	04/09/2021	252,164

Morgan Stanley Capital Services, Inc.	USD	14,884	GBP	10,772	04/09/2021	(33,538)

Morgan Stanley Capital Services, Inc.	SEK	771,467	USD	93,228	04/15/2021	4,885,641

Morgan Stanley Capital Services, Inc.	KRW	74,791,039	USD	67,237	04/22/2021	912,947

Morgan Stanley Capital Services, Inc.	USD	15,195	CAD	19,227	04/22/2021	105,434

Morgan Stanley Capital Services, Inc.	USD	18,059	CNY	117,952	04/22/2021	(109,154)

Morgan Stanley Capital Services, Inc.	USD	11,684	BRL	67,754	05/04/2021	332,347

Morgan Stanley Capital Services, Inc.	USD	9,536	CHF	8,916	05/06/2021	(95,624)

Morgan Stanley Capital Services, Inc.	USD	3,463	JPY	377,164	05/20/2021	(55,066)

Morgan Stanley Capital Services, Inc.	EUR	158,908	USD	189,916	05/27/2021	3,365,778

26	Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	43,065	EUR	36,063	05/27/2021	$(729,227)

Morgan Stanley Capital Services, Inc.	USD	30,975	MYR	128,127	09/23/2021	(159,083)

Standard Chartered Bank	USD	233,986	CNY	1,524,585	04/22/2021	(1,975,501)

Standard Chartered Bank	USD	12,110	CHF	11,321	05/06/2021	(121,860)

State Street Bank & Trust Co.	GBP	11,652	USD	16,017	04/09/2021	(46,339)

State Street Bank & Trust Co.	USD	60,044	GBP	43,668	04/09/2021	156,759

State Street Bank & Trust Co.	USD	8,521	GBP	6,176	04/09/2021	(7,245)

State Street Bank & Trust Co.	CNY	72,055	USD	11,055	04/22/2021	90,085

State Street Bank & Trust Co.	USD	9,983	CHF	8,877	05/06/2021	(583,896)

State Street Bank & Trust Co.	USD	20,131	NZD	27,640	05/27/2021	(829,755)

State Street Bank & Trust Co.	AUD	19,475	USD	14,847	06/04/2021	51,224

UBS AG	GBP	43,790	USD	59,806	04/09/2021	(563,447)

UBS AG	USD	44,746	MXN	924,524	04/16/2021	436,887

UBS AG	TWD	959,645	USD	34,594	04/27/2021	795,472

UBS AG	CHF	193,315	USD	218,576	05/06/2021	13,875,120

UBS AG	RUB	3,864,393	USD	50,475	05/25/2021	(338,148)

						$38,312,371

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $166,400,567 or 1.9% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

2021 Semi-Annual Report	27

Statement of Assets and Liabilities—March 31, 2021 (Unaudited)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$886,411,601	$1,426,862,195	$8,447,711,814

Affiliated issuers	230,305	14,876,646	169,231,317

Foreign currencies, at value (a)	0	5,771,983	55,841,745

Cash	20,574	0	3,382

Cash collateral due from broker	1,701,700	839,000	2,326,000

Receivables:

Unaffiliated interest and dividends	371,344	4,292,260	28,290,459

Affiliated dividends	24	94	1,011

Foreign withholding tax reclaims	0	1,795,938	17,730,455

Investment securities sold and foreign currency transactions	8,795,912	7,891,895	16,984,277

Capital shares sold	263,075	493,051	7,828,013

Variation margin on futures	358,237	0	0

Unrealized appreciation of forward currency exchange contracts	0	3,675,701	52,889,453

Total assets	898,152,772	1,466,498,763	8,798,837,926

LIABILITIES

Cash collateral due to broker	0	546,000	17,151,000

Payables:

Investment securities purchased and foreign currency transactions	3,629,775	3,091,266	5,996,673

Management fee	612,852	1,230,450	5,039,231

Capital shares redeemed	732,777	237,618	1,775,239

Shareholder servicing fee	2,218	15,225	94,619

Transfer Agent fee	22,436	22,320	13,167

Directors’ fees payable	1,402	0	22,623

Accrued expenses	51,838	527,491	201,345

Unrealized depreciation of forward currency exchange contracts	0	2,306,144	14,577,082

Total liabilities	5,053,298	7,976,514	44,870,979

NET ASSETS	$893,099,474	$1,458,522,249	$8,753,966,947

Cost of investments

Unaffiliated issuers	$594,924,447	$1,090,077,495	$6,981,492,883

Affiliated issuers	230,305	14,876,646	169,231,317

NET ASSETS CONSIST OF:

Capital stock, at par	$5,993	$11,441	$66,102

Additional paid-in capital	593,169,521	1,221,658,966	7,259,764,200

Distributable earnings	299,923,960	236,851,842	1,494,136,645

	$893,099,474	$1,458,522,249	$8,753,966,947

(a) Cost: $0, $5,822,713 and $56,204,186, respectively. (Note 1)

See Notes to Financial Statements.

28	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$10,206,042	$72,007,265	$442,807,169

Shares of capital stock outstanding	686,637	5,657,234	33,502,726

Net asset value, offering and redemption price per share	$14.86	$12.73	$13.22

Advisor Class Shares

Net Assets	$721,854,620	$902,494,221	$6,289,011,458

Shares of capital stock outstanding	48,430,093	70,781,469	474,993,233

Net asset value and offering price per share	$14.91	$12.75	$13.24

Class Z Shares

Net Assets	$161,038,812	$484,020,763	$2,022,148,320

Shares of capital stock outstanding	10,811,374	37,972,791	152,527,097

Net asset value and offering price per share	$14.90	$12.75	$13.26

2021 Semi-Annual Report	29

Statement of Operations—for the six months ended March 31, 2021 (Unaudited)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers (a)	$4,838,038	$10,072,986	$104,716,087

Affiliated issuers	169	1,568	11,543

Total income	4,838,207	10,074,554	104,727,630

Expenses:

Management fee (see Note 2A)	3,222,968	6,737,336	24,077,363

Shareholder servicing fee (see Note 2B)	11,908	86,152	436,870

Custody and accounting fees	76,955	181,069	412,783

Transfer Agent fee—SCB Class	2,167	8,244	7,968

Transfer Agent fee—Advisor Class	148,174	99,490	111,469

Transfer Agent fee—Class Z	14,437	44,607	200,872

Directors’ fees and expenses	16,673	26,226	150,956

Registration fees	29,408	29,852	60,838

Legal fees	10,346	12,664	84,520

Auditing and tax fees	18,448	21,064	22,380

Printing fees	16,008	13,888	14,469

Miscellaneous	30,956	41,202	146,936

Total expenses	3,598,448	7,301,794	25,727,424

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(566)	(5,016)	(40,973)

Net expenses	3,597,882	7,296,778	25,686,451

Net investment income	1,240,325	2,777,776	79,041,179

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	43,329,994	39,790,834	393,319,304

Forward currency exchange contracts	0	1,518,001	(1,040,440)

Futures	9,124,986	0	0

Foreign currency transactions	0	56,270	1,421,448

Net realized gain on investment transactions and foreign currency transactions	52,454,980	41,365,105	393,700,312

Net change in unrealized appreciation/depreciation of:

Investments (b)	226,926,611	239,455,221	367,234,198

Forward currency exchange contracts	0	639,680	38,085,410

Futures	(521,809)	0	0

Foreign currency denominated assets and liabilities	0	(130,469)	(1,269,141)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	226,404,802	239,964,432	404,050,467

Net realized and unrealized gain on investment transactions and foreign currency transactions	278,859,782	281,329,537	797,750,779

Net increase in net assets resulting from operations	$280,100,107	$284,107,313	$876,791,958

(a) Net of foreign withholding taxes of $7,120, $1,157,366 and $9,093,111, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $396,282 and $0, respectively.

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$1,240,325	$3,849,328	$2,777,776	$15,149,012

Net realized gain (loss) on investment transactions and foreign currency transactions	52,454,980	(32,745,385)	41,365,105	(56,553,022)

Net change in unrealized appreciation/depreciation of investments	226,404,802	8,157,968	239,964,432	57,788,570

Net increase (decrease) in net assets resulting from operations	280,100,107	(20,738,089)	284,107,313	16,384,560

Distributions to shareholders (a)	(3,943,698)	(4,500,621)	(15,502,777)	(25,979,696)

Capital-share transactions:

Net proceeds from sales of shares	21,533,148	90,360,480	52,827,024	144,989,727

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	3,175,486	3,601,804	13,373,914	22,490,367

Total proceeds from shares sold	24,708,634	93,962,284	66,200,938	167,480,094

Cost of shares redeemed	(64,091,933)	(347,982,942)	(86,618,144)	(204,873,648)

Net decrease in net assets from capital-share transactions	(39,383,299)	(254,020,658)	(20,417,206)	(37,393,554)

Net increase (decrease) in net assets	236,773,110	(279,259,368)	248,187,330	(46,988,690)

NET ASSETS:

Beginning of period	656,326,364	935,585,732	1,210,334,919	1,257,323,609

End of period	$893,099,474	$656,326,364	$1,458,522,249	$1,210,334,919

(a) See page 33 for share class information on dividend distributions for Portfolios.

See Notes to Financial Statements.

2021 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$79,041,179	$66,115,834

Net realized gain (loss) on investment transactions and foreign currency transactions	393,700,312	(284,686,111)

Net change in unrealized appreciation/depreciation of investments	404,050,467	286,658,256

Net increase in net assets resulting from operations	876,791,958	68,087,979

Distributions to shareholders (a)	(57,001,223)	(90,002,554)

Capital-share transactions:

Net proceeds from sales of shares	478,799,045	385,301,371

Shares issued in connection with the Reorganization	4,144,702,295	0

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	48,987,991	77,639,468

Total proceeds from shares sold	4,672,489,331	462,940,839

Cost of shares redeemed	(770,632,691)	(564,732,778)

Net increase (decrease) in net assets from capital-share transactions	3,901,856,640	(101,791,939)

Net increase (decrease) in net assets	4,721,647,375	(123,706,514)

NET ASSETS:

Beginning of period	4,032,319,572	4,156,026,086

End of period	$8,753,966,947	$4,032,319,572

(a) See page 33 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(27,689)	$(18,753)

Advisor Class	(3,183,087)	(3,500,847)

Class Z	(732,922)	(981,021)

	$(3,943,698)	$(4,500,621)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(659,648)	$(1,209,894)

Advisor Class	(9,641,123)	(16,458,466)

Class Z	(5,202,006)	(8,311,336)

	$(15,502,777)	$(25,979,696)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

SCB Class	$(2,004,999)	$(3,430,399)

Advisor Class	(35,823,954)	(57,142,513)

Class Z	(19,172,270)	(29,429,642)

	$(57,001,223)	$(90,002,554)

2021 Semi-Annual Report	33

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.39		$10.78	$12.93		$12.21		$10.54	$10.00

Income from investment operations:

Investment income (loss), net (b)(c)	0.00	(d)	0.02	0.02		(0.00	)(d)	0.01	0.01

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.51		(0.39)	(1.38)		1.44		1.67	0.53	(e)

Total from investment operations	4.51		(0.37)	(1.36)		1.44		1.68	0.54

Less dividends and distributions:

Dividends from net investment income	(0.04)		(0.02)	(0.00	)(d)	(0.01)		(0.01)	(0.00	)(d)

Distributions from net realized gain on investment transactions	0		0	(0.79)		(0.71)		0	0

Total dividends and distributions	(0.04)		(0.02)	(0.79)		(0.72)		(0.01)	0

Net asset value, end of period	$14.86		$10.39	$10.78		$12.93		$12.21	$10.54

Total return (f)	43.44%		(3.42)%	(10.15)%		12.44%		15.98%	5.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$10,206		$7,895	$8,692		$10,865		$10,276	$4,870

Average net assets (000 omitted)	$9,552		$8,175	$9,118		$10,771		$7,467	$2,314

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14%	(g)	1.14%	1.14%		1.14%		1.18%	1.30%	(g)

Expenses, before waivers/reimbursements	1.14%	(g)	1.14%	1.14%		1.14%		1.19%	1.40%	(g)

Net investment income (loss) (c)	0.06%	(g)	0.19%	0.19%		(0.02)%		0.05%	0.16%	(g)

Portfolio turnover rate	27%		88%	61%		102%		165%	88%

See Footnote Summary on page 42.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.43		$10.82	$12.97	$12.25	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.02		0.04	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.52		(0.38)	(1.38)	1.44	1.69	0.53	(e)

Total from investment operations	4.54		(0.34)	(1.33)	1.47	1.72	0.57

Less dividends and distributions:

Dividends from net investment income	(0.06)		(0.05)	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	0		0	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.06)		(0.05)	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$14.91		$10.43	$10.82	$12.97	$12.25	$10.56

Total return (f)	43.67%		(3.17)%	(9.90)%	12.64%	16.29%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$721,854		$531,943	$734,733	$752,305	$695,958	$603,862

Average net assets (000 omitted)	$653,632		$688,776	$724,908	$718,801	$654,649	$175,999

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.89%	(g)	0.89%	0.89%	0.89%	0.92%	1.05%	(g)

Expenses, before waivers/reimbursements	0.89%	(g)	0.89%	0.89%	0.89%	0.93%	1.15%	(g)

Net investment income (c)	0.31%	(g)	0.43%	0.44%	0.23%	0.30%	0.49%	(g)

Portfolio turnover rate	27%		88%	61%	102%	165%	88%

See Footnote Summary on page 42.

See Notes to Financial Statements.

2021 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.42		$10.82	$12.96	$12.24	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.02		0.05	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	4.53		(0.39)	(1.37)	1.44	1.68	0.53	(e)

Total from investment operations	4.55		(0.34)	(1.32)	1.47	1.71	0.57

Less dividends and distributions:

Dividends from net investment income	(0.07)		(0.06)	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	0		0	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.07)		(0.06)	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$14.90		$10.42	$10.82	$12.96	$12.24	$10.56

Total return (f)	43.74%		(3.23)%	(9.80)%	12.69%	16.22%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$161,039		$116,488	$192,161	$211,869	$179,340	$126,780

Average net assets (000 omitted)	$144,771		$182,516	$190,252	$193,253	$144,513	$36,539

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.87%	(g)	0.87%	0.87%	0.86%	0.93%	1.05%	(g)

Expenses, before waivers/reimbursements	0.87%	(g)	0.87%	0.87%	0.86%	0.94%	1.35%	(g)

Net investment income (c)	0.33%	(g)	0.46%	0.46%	0.25%	0.30%	0.49%	(g)

Portfolio turnover rate	27%		88%	61%	102%	165%	88%

See Footnote Summary on page 42.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.40		$10.40	$12.40	$12.70	$10.92	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.01		0.10	0.16	0.14	0.08	0.11

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.43		0.09	(1.21)	0.02	1.96	0.81

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	2.44		0.19	(1.05)	0.16	2.04	0.92

Less dividends and distributions:

Dividends from net investment income	(0.11)		(0.19)	(0.19)	(0.14)	(0.14)	0

Distributions from net realized gain on investment transactions	0		0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.11)		(0.19)	(0.95)	(0.46)	(0.26)	0

Net asset value, end of period	$12.73		$10.40	$10.40	$12.40	$12.70	$10.92

Total return (f)	23.58%		1.77%	(8.03)%	1.29%	19.28%	9.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$72,007		$63,328	$64,993	$71,729	$73,531	$37,226

Average net assets (000 omitted)	$69,111		$62,709	$64,757	$76,322	$55,325	$14,117

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.32%	(g)	1.33%	1.35%	1.35%	1.35%	1.35%	(g)

Expenses, before waivers/reimbursements	1.32%	(g)	1.34%	1.35%	1.35%	1.36%	1.53%	(g)

Net investment income (c)	0.15%	(g)	1.02%	1.50%	1.07%	0.75%	1.38%	(g)

Portfolio turnover rate	20%		58%	46%	81%	65%	51%

See Footnote Summary on page 42.

See Notes to Financial Statements.

2021 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.42		$10.43	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.02		0.13	0.19	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.45		0.08	(1.21)	0.01	1.96	0.78

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	2.47		0.21	(1.02)	0.19	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.14)		(0.22)	(0.22)	(0.16)	(0.15)	0

Distributions from net realized gain on investment transactions	0		0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.14)		(0.22)	(0.98)	(0.48)	(0.27)	0

Net asset value, end of period	$12.75		$10.42	$10.43	$12.43	$12.72	$10.93

Total return (f)	23.81%		1.90%	(7.70)%	1.53%	19.51%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$902,494		$748,799	$791,765	$810,447	$608,324	$367,468

Average net assets (000 omitted)	$834,762		$750,872	$765,916	$745,535	$460,362	$230,324

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	(g)	1.09%	1.10%	1.10%	1.10%	1.10%	(g)

Expenses, before waivers/reimbursements	1.07%	(g)	1.09%	1.10%	1.10%	1.11%	1.22%	(g)

Net investment income (c)	0.42%	(g)	1.27%	1.77%	1.43%	0.93%	1.87%	(g)

Portfolio turnover rate	20%		58%	46%	81%	65%	51%

See Footnote Summary on page 42.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.42		$10.43	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.03		0.13	0.18	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	2.44		0.08	(1.20)	0.02	1.96	0.78

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	2.47		0.21	(1.02)	0.20	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.14)		(0.22)	(0.22)	(0.17)	(0.15)	0

Distributions from net realized gain on investment transactions	0		0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.14)		(0.22)	(0.98)	(0.49)	(0.27)	0

Net asset value, end of period	$12.75		$10.42	$10.43	$12.43	$12.72	$10.93

Total return (f)	23.82%		1.91%	(7.70)%	1.54%	19.52%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$484,021		$398,208	$400,566	$427,851	$392,000	$254,068

Average net assets (000 omitted)	$447,296		$388,053	$396,772	$424,411	$291,438	$187,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	(g)	1.08%	1.10%	1.10%	1.10%	1.10%	(g)

Expenses, before waivers/reimbursements	1.07%	(g)	1.08%	1.10%	1.10%	1.11%	1.26%	(g)

Net investment income (c)	0.43%	(g)	1.29%	1.75%	1.36%	0.87%	1.92%	(g)

Portfolio turnover rate	20%		58%	46%	81%	65%	51%

See Footnote Summary on page 42.

See Notes to Financial Statements.

2021 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.58		$11.59	$12.45	$12.69	$10.57	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.13		0.16	0.24	0.22	0.18	0.21

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.64		0.06	(0.79)	(0.11)	2.11	0.36	(e)

Total from investment operations	1.77		0.22	(0.55)	0.11	2.29	0.57

Less dividends and distributions:

Dividends from net investment income	(0.13)		(0.23)	(0.18)	(0.09)	(0.14)	(0.00	)(d)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.13)		(0.23)	(0.31)	(0.35)	(0.17)	(0.00)

Net asset value, end of period	$13.22		$11.58	$11.59	$12.45	$12.69	$10.57

Total return (f)	15.40%		1.81%	(4.22)%	0.86%	22.01%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$442,807		$172,253	$175,497	$181,606	$152,725	$68,977

Average net assets (000 omitted)	$350,456		$171,155	$168,856	$179,015	$106,248	$27,169

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.95%	(g)	1.00%	1.00%	1.03%	1.17%	1.20%	(g)

Expenses, before waivers/reimbursements	0.95%	(g)	1.00%	1.00%	1.04%	1.23%	1.34%	(g)

Net investment income (c)	2.00%	(g)	1.41%	2.07%	1.69%	1.62%	2.70%	(g)

Portfolio turnover rate	48%		63%	63%	69%	69%	79%

See Footnote Summary on page 42.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.62		$11.63	$12.50	$12.72	$10.57	$10.00

Income from investment operations

Investment income, net (b)(c)	0.15		0.19	0.27	0.26	0.21	0.23

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.64		0.06	(0.80)	(0.11)	2.11	0.35	(e)

Total from investment operations	1.79		0.25	(0.53)	0.15	2.32	0.58

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.26)	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.17)		(0.26)	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$13.24		$11.62	$11.63	$12.50	$12.72	$10.57

Total return (f)	15.48%		2.04%	(4.01)%	1.18%	22.38%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$6,289,012		$2,510,243	$2,621,316	$2,568,426	$1,760,819	$737,765

Average net assets (000 omitted)	$4,849,806		$2,529,235	$2,501,981	$2,275,780	$1,023,860	$459,166

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.70%	(g)	0.75%	0.75%	0.77%	0.93%	0.95%	(g)

Expenses, before waivers/reimbursements	0.70%	(g)	0.75%	0.75%	0.79%	0.98%	1.06%	(g)

Net investment income (c)	2.27%	(g)	1.65%	2.35%	2.05%	1.85%	2.93%	(g)

Portfolio turnover rate	48%		63%	63%	69%	69%	79%

See Footnote Summary on page 42.

See Notes to Financial Statements.

2021 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.63		$11.64	$12.51	$12.73	$10.58	$10.00

Income from investment operations

Investment income, net (b)(c)	0.13		0.19	0.26	0.25	0.20	0.24

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.67		0.05	(0.79)	(0.10)	2.12	0.35	(e)

Total from investment operations	1.80		0.24	(0.53)	0.15	2.32	0.59

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.25)	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.17)		(0.25)	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$13.26		$11.63	$11.64	$12.51	$12.73	$10.58

Total return (f)	15.54%		2.02%	(4.02)%	1.18%	22.35%	5.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,022,148		$1,349,824	$1,359,213	$1,420,930	$1,276,674	$421,721

Average net assets (000 omitted)	$2,014,241		$1,331,995	$1,331,620	$1,390,312	$605,465	$295,180

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.71%	(g)	0.76%	0.76%	0.79%	0.94%	0.95%	(g)

Expenses, before waivers/reimbursements	0.72%	(g)	0.76%	0.76%	0.80%	1.00%	1.10%	(g)

Net investment income (c)	2.05%	(g)	1.65%	2.31%	1.91%	1.74%	3.04%	(g)

Portfolio turnover rate	48%		63%	63%	69%	69%	79%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of expenses waived by the Adviser.
(d)	Amount is less than $.005.
(e)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolios’ change in net realized and unrealized gain (loss) on investment transactions for the period.
(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(g)	Annualized, except for certain non-recurring fees.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”).

The International Strategic Equities Portfolio (the “Acquiring Portfolio”) acquired the assets and liabilities of the International Portfolio and Tax-Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), in a reorganization that was effective at the close of business December 4, 2020 (together, the “Reorganizations,” and each a “Reorganization”). The Reorganizations were approved by the Fund’s Board of Directors and the shareholders of the Acquired Portfolios pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) (see Note 7 for additional Information). The Fund’s Portfolios offer the following share classes offered: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”).

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent

2021 Semi-Annual Report	43

Notes to Financial Statements (continued)

pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

44	Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2021:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$886,411,601	$0		$0	$886,411,601

Short-Term Investments	230,305	0		0	230,305

Total Investments in Securities	886,641,906	0		0	886,641,906

Other Financial Instruments (b):
Assets	0	0		0	0

Liabilities:

Futures	(713,814)	0		0	(713,814	)(c)

Total	$885,928,092	$0		$0	$885,928,092

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Industrials	$51,743,539	$207,345,054		$0	$259,088,593

Consumer Discretionary	26,790,991	200,789,530		0	227,580,521

Information Technology	7,755,676	191,220,385		0	198,976,061

Financials	14,554,154	151,200,478		0	165,754,632

Materials	25,275,278	110,969,164		0	136,244,442

Communication Services	20,131,252	83,980,901		0	104,112,153

Real Estate	20,874,470	79,959,812		0	100,834,282

Consumer Staples	0	88,918,234		0	88,918,234

Health Care	28,991,648	56,530,643		0	85,522,291

Utilities	12,167,425	29,919,156		0	42,086,581

Energy	1,130,015	16,614,390		0	17,744,405

Short-Term Investments	14,876,646	0		0	14,876,646

Total Investments in Securities	224,291,094	1,217,447,747	(d)	0	1,441,738,841

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	3,675,701		0	3,675,701

Liabilities:

Forward Currency Exchange Contracts	0	(2,306,144)		0	(2,306,144)

Total	$224,291,094	$1,218,817,304		$0	$1,443,108,398

2021 Semi-Annual Report	45

Notes to Financial Statements (continued)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$454,138,010	$1,072,908,974		$0	$1,527,046,984

Financials	107,483,554	1,336,129,694		0	1,443,613,248

Consumer Discretionary	253,017,770	1,015,618,414		0	1,268,636,184

Health Care	0	849,379,687		0	849,379,687

Communication Services	0	784,833,901		0	784,833,901

Consumer Staples	25,976,413	676,841,325		0	702,817,738

Industrials	0	623,562,074		0	623,562,074

Materials	45,992,173	555,324,736		0	601,316,909

Energy	38,159,541	299,730,938		0	337,890,479

Utilities	77,469,279	162,657,959		0	240,127,238

Real Estate	0	68,487,372		0	68,487,372

Short-Term Investments	169,231,317	0		0	169,231,317

Total Investments in Securities	1,171,468,057	7,445,475,074	(d)	0	8,616,943,131

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	52,889,453		0	52,889,453

Liabilities:

Forward Currency Exchange Contracts	0	(14,577,082)		0	(14,577,082)

Total	$1,171,468,057	$7,483,787,445		$0	$8,655,255,502

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

46	Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions

2021 Semi-Annual Report	47

Notes to Financial Statements (continued)

required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%

International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2022. During the six months ended March 31, 2021, there were no such reimbursement/waivers.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

48	Bernstein Fund, Inc.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2021, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $108,597; International Small Cap Portfolio, $115,500; and International Strategic Equities Portfolio, $305,306.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the six months ended March 31, 2021, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$566

International Small Cap	5,016

International Strategic Equities	40,973

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)
Small Cap Core	$3,936	$48,689	$52,395	$230	$0	*

International Small Cap	12,832	91,141	89,096	14,877	2

International Strategic Equities	62,020	1,246,070	1,138,859	169,231	12

*	Amount is less than $500.

2021 Semi-Annual Report	49

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$208,756,291	$0	$244,886,405	$0

International Small Cap	255,912,119	0	296,375,087	0

International Strategic Equities	3,150,315,053	0	3,435,991,607	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Small Cap Core	$307,534,477	$(16,761,137)	$290,773,340

International Small Cap	378,730,497	(40,576,240)	338,154,257

International Strategic Equities	1,609,593,372	(105,062,070)	1,504,531,302

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or

50	Bernstein Fund, Inc.

board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2021, the Small Cap Core Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2021, the International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2021 Semi-Annual Report	51

Notes to Financial Statements (continued)

During the six months ended March 31, 2021, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$713,814	*

Total				$713,814

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$9,124,986	$(521,809)

Total		$9,124,986	$(521,809)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,675,701	Unrealized depreciation on forward currency exchange contracts	$2,306,144

Total		$3,675,701		$2,306,144

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$1,518,001	$639,680

Total		$1,518,001	$639,680

52	Bernstein Fund, Inc.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$52,889,453	Unrealized depreciation on forward currency exchange contracts	$14,577,082

Total		$52,889,453		$14,577,082

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(1,040,440)	$38,085,410

Total		$(1,040,440)	$38,085,410

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2021:

SMALL CAP CORE PORTFOLIO
Futures:

Average notional amount of buy contracts	$21,332,570

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$239,374,658

Average principal amount of sale contracts	$237,085,840

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,435,895,622

Average principal amount of sale contracts	$1,526,665,509

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

2021 Semi-Annual Report	53

Notes to Financial Statements (continued)

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$35,474	$0	$0	$0	$35,474

Barclays Bank PLC	29,841	(29,841)	0	0	0

BNP Paribas SA	1,220,361	0	0	0	1,220,361

Deutsche Bank AG	562,236	(202,621)	(290,000)	0	69,615

Goldman Sachs Bank USA	5,133	(5,133)	0	0	0

Morgan Stanley Capital Services LLC	1,370,368	(777,019)	(256,000)	0	337,349

Natwest Markets PLC	21,751	(21,751)	0	0	0

Societe Generale	232,830	0	0	0	232,830

Standard Chartered Bank	97,579	(35,166)	0	0	62,413

State Street Bank & Trust Co.	60,282	(21,346)	0	0	38,936

UBS AG	39,846	0	0	0	39,846

Total	$3,675,701	$(1,092,877)	$(546,000)	$0	$2,036,824	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$247,453	$(29,841)	$(217,612)	$0	$0

Citibank, NA	470,271	0	(470,271)	0	0

Deutsche Bank AG	202,621	(202,621)	0	0	0

Goldman Sachs Bank USA	48,120	(5,133)	0	0	42,987

HSBC Bank USA	240,951	0	0	0	240,951

JPMorgan Chase Bank, NA	24,867	0	0	0	24,867

Morgan Stanley Capital Services, Inc.	777,019	(777,019)	0	0	0

Natwest Markets PLC	238,330	(21,751)	0	0	216,579

Standard Chartered Bank	35,166	(35,166)	0	0	0

State Street Bank & Trust Co.	21,346	(21,346)	0	0	0

Total	$2,306,144	$(1,092,877)	$(687,883)	$0	$525,384	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

54	Bernstein Fund, Inc.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$4,078,749	$(478,292)	$(1,549,000)	$0	$2,051,457

Barclays Bank PLC	762,267	(677,422)	0	0	84,845

BNP Paribas SA	1,031,117	(509,925)	(310,000)	0	211,192

Citibank, NA	7,531,943	0	(7,531,943)	0	0

Deutsche Bank AG	2,783,479	0	(2,783,479)	0	0

Goldman Sachs Bank USA	2,805,409	0	(2,464,000)	0	341,409

HSBC Bank USA	7,426,131	(4,977,274)	0	0	2,448,857

JPMorgan Chase Bank, NA	1,065,455	(1,065,455)	0	0	0

Morgan Stanley Capital Services LLC	9,999,356	(1,518,147)	(877,000)	0	7,604,209

State Street Bank & Trust Co.	298,068	(298,068)	0	0	0

UBS AG	15,107,479	(901,595)	(811,000)	0	13,394,884

Total	$52,889,453	$(10,426,178)	$(16,326,422)	$0	$26,136,853	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$478,292	$(478,292)	$0	$0	$0

Barclays Bank PLC	677,422	(677,422)	0	0	0

BNP Paribas SA	509,925	(509,925)	0	0	0

HSBC Bank USA	4,977,274	(4,977,274)	0	0	0

JPMorgan Chase Bank, NA	1,949,831	(1,065,455)	0	0	884,376

Morgan Stanley Capital Services LLC	1,518,147	(1,518,147)	0	0	0

Standard Chartered Bank	2,097,361	0	0	0	2,097,361

State Street Bank & Trust Co.	1,467,235	(298,068)	0	0	1,169,167

UBS AG	901,595	(901,595)	0	0	0

Total	$14,577,082	$(10,426,178)	$0	$0	$4,150,904	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

2021 Semi-Annual Report	55

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

PORTFOLIO	2020	2019
Small Cap Core

Distributions paid from:

Ordinary income	$4,500,621	$14,027,833

Long-term capital gains	0	49,618,914

Total distributions paid	$4,500,621	$63,646,747

International Small Cap

Distributions paid from:

Ordinary income	$25,979,696	$33,502,855

Long-term capital gains	0	70,947,693

Total distributions paid	$25,979,696	$104,450,548

International Strategic Equities

Distributions paid from:

Ordinary income	$90,002,554	$71,212,856

Long-term capital gains	0	44,105,765

Total distributions paid	$90,002,554	$115,318,621

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)	UNREALIZED APPRECIATION/ (DEPRECIATION)(a)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$3,394,083	$0	$(36,515,797)	$56,889,265	$23,767,551

International Small Cap	14,496,664	0	(130,151,158)	83,901,796	(31,752,698)

International Strategic Equities	56,647,689	0	(478,553,822)	461,991,068	40,084,935

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT TERM AMOUNT	LONG TERM AMOUNT
Small Cap Core	$35,046,237	$1,469,560

International Small Cap	66,344,298	63,806,860

International Strategic Equities	288,107,425	190,446,397

56	Bernstein Fund, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political, regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invests.

2021 Semi-Annual Report	57

Notes to Financial Statements (continued)

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infections illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin,

58	Bernstein Fund, Inc.

reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

REIT Risk— Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians,

2021 Semi-Annual Report	59

Notes to Financial Statements (continued)

sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	11,382	65,916	$156,242	$651,664

Shares issued to shareholders on reinvestment of dividends and distributions	1,828	1,366	23,193	15,687

Shares redeemed	(86,610)	(113,348)	(1,159,412)	(1,142,058)

Net decrease	(73,400)	(46,066)	$(979,977)	$(474,707)

Advisor Class Shares

Shares sold	1,556,610	9,739,815	$21,376,906	$89,708,816

Shares issued to shareholders on reinvestment of dividends and distributions	190,207	226,732	2,419,437	2,605,151

Shares redeemed	(4,340,821)	(26,842,284)	(57,278,166)	(276,218,342)

Net decrease	(2,594,004)	(16,875,737)	$(33,481,823)	$(183,904,375)

Class Z Shares

Shares issued to shareholders on reinvestment of dividends and distributions	57,660	85,376	$732,856	$980,966

Shares redeemed	(426,128)	(6,671,402)	(5,654,355)	(70,622,542)

Net decrease	(368,468)	(6,586,026)	$(4,921,499)	$(69,641,576)

60	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	233,625	646,758	$2,688,126	$6,458,770

Shares issued to shareholders on reinvestment of dividends and distributions	46,902	88,586	537,030	967,359

Shares redeemed	(714,831)	(891,853)	(8,435,027)	(8,622,943)

Net decrease	(434,304)	(156,509)	$(5,209,871)	$(1,196,814)

Advisor Class Shares

Shares sold	4,225,888	13,190,293	$50,138,898	$132,670,957

Shares issued to shareholders on reinvestment of dividends and distributions	666,220	1,209,860	7,634,878	13,211,672

Shares redeemed	(5,942,310)	(18,487,514)	(69,848,127)	(179,162,481)

Net decrease	(1,050,202)	(4,087,361)	$(12,074,351)	$(33,279,852)

Class Z Shares

Shares sold	0	682,056	$0	$5,860,000

Shares issued to shareholders on reinvestment of dividends and distributions	453,927	761,111	5,202,006	8,311,336

Shares redeemed	(690,998)	(1,652,293)	(8,334,990)	(17,088,224)

Net decrease	(237,071)	(209,126)	$(3,132,984)	$(2,916,888)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
SCB Class Shares

Shares sold	2,231,845	3,011,383	$28,070,053	$33,236,412

Shares issued to shareholders on reinvestment of dividends and distributions	130,278	227,647	1,606,333	2,734,044

Shares redeemed	(3,461,517)	(3,497,820)	(44,745,408)	(38,129,355)

Shares issued in connection with the Reorganization	19,723,789	0	245,758,272	0

Net increase (decrease)	18,624,395	(258,790)	$230,689,250	$(2,158,899)

2021 Semi-Annual Report	61

Notes to Financial Statements (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Advisor Class Shares

Shares sold	34,383,717	32,049,707	$446,894,606	$352,064,959

Shares issued to shareholders on reinvestment of dividends and distributions	2,286,026	3,780,220	28,209,553	45,476,036

Shares redeemed	(24,660,504)	(45,152,493)	(316,063,597)	(490,474,763)

Shares issued in connection with the Reorganization	246,887,065	0	3,078,679,452	0

Net increase (decrease)	258,896,304	(9,322,566)	$3,237,720,014	$(92,933,768)

Class Z Shares

Shares sold	297,959	0	$3,834,386	$0

Shares issued to shareholders on reinvestment of dividends and distributions	1,551,141	2,444,301	19,172,105	29,429,388

Shares redeemed	(31,071,125)	(3,120,628)	(409,823,686)	(36,128,660)

Shares issued in connection with the Reorganization	65,673,579	0	820,264,571	0

Net increase (decrease)	36,451,554	(676,327)	$433,447,376	$(6,699,272)

At March 31, 2021, certain AllianceBerstein mutual funds owned 12%, 24% and 15% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Merger and Reorganization

At the Board meeting held on July 23, 2020, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolios by the Acquiring Portfolio. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business December 4, 2020. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolios shares were transferred in exchange for the shares of the Acquiring Portfolio, in a tax-free exchange as follows:

PORTFOLIO	SHARES OUTSTANDING BEFORE THE REORGANIZATION	SHARES OUTSTANDING IMMEDIATELY AFTER THE REORGANIZATION	AGGREGATE NET ASSETS BEFORE THE REORGANIZATION		AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION
Tax-Managed International	160,996,330	-0-	$2,926,434,366	+	$-0-

International	69,612,429	-0-	1,218,267,929	++	-0-

International Strategic Equities	350,542,748	682,827,181	4,373,059,514		8,517,761,809

+	Includes unrealized appreciation of $445,212,768.

++	Includes unrealized appreciation of $189,027,013.

62	Bernstein Fund, Inc.

Assuming the acquisition of the Acquired Portfolios had been completed on October 1, 2020, the Acquiring Portfolio’s pro forma results of operations for the six months ended March 31, 2021, are as follows:

Net investment income	$79,194,636

Net realized and unrealized gain on investments	1,071,687,775

Net increase in net assets resulting from operations	$1,150,882,411

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquiring Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since December 4, 2020.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2021 Semi-Annual Report	63

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(2)

Chair

Beata D. Kirr

President

R. Jay Gerken(1)(2)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Michelle McCloskey(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(3),

Vice President

Peter Chocian(3),

Vice President

Serdar Kalaycioglu(3),

Vice President

Samantha S. Lau(3),

Vice President

Stuart Rae(3),

Vice President

Anu Venkatarman(3),

Vice President

Erik A. Turenchalk(3),

Vice President

Nelson Yu(3),

Vice President

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Analyst

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	Member of the Pricing Committee.
(3)	The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Mr. Rae and Ms. Venkataraman are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.

64	Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2021 Semi-Annual Report	65

Board Consideration of Investment Management Arrangement

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a video conference meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

2021 Semi-Annual Report	67

Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year and 3-year periods ended July 31, 2020 and versus each Portfolio’s benchmark index for the 1-year, 3-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices. In particular, the Board considered the Adviser’s explanation that certain Portfolios were more appropriately categorized as “blend” strategies but had been included in “growth” categories by Lipper, and that such a comparison was inapt and caused performance to look less favorable given the recent underperformance of value strategies generally versus growth strategies.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. In this regard, the Board considered that, subject to shareholder approval, two other portfolios managed by the Adviser would be merged into the International Strategic Equities Portfolio in late 2020 or early 2021, thereby increasing the Portfolio’s assets under management. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

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After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
International Small Cap Portfolio	1.00% of the Portfolio’s average net assets.

International Strategic Equities Portfolio	0.75% of the first $2.5 billion of the Portfolio’s average net assets; 0.65% of the excess over $2.5 billion up to $5 billion; and 0.60% of the excess of the Portfolio’s average net assets over $5 billion.

Small Cap Core Portfolio	0.80% of the Portfolio’s average net assets.

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Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0152-0321

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 27, 2021